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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO. __)

Filed by the Registrant [_]

Filed by a Party other than the Registrant [_]

Check the appropriate box:
 [_]  Preliminary Proxy Statement
 [_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
 [X]  Definitive Proxy Statement
 [_]  Definitive Additional Materials
 [_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          EXTENDED SYSTEMS INCORPORATED
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[_]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1) Title of each class of securities to which transaction applies:

      (2) Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      (4) Proposed maximum aggregate value of transaction:

      (5) Total fee paid:

[_]   Fee paid previously with preliminary materials:

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1) Amount Previously Paid:
      (2) Form, Schedule or Registration Statement No.:
      (3) Filing Party:
      (4) Date Filed:
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


                                     [LOGO]
                                    EXTENDED
                                     SYSTEMS
                                BEYOND CONNECTED

                NOTICE OF THE 2004 ANNUAL MEETING OF STOCKHOLDERS

                         TO BE HELD ON DECEMBER 9, 2004

TO THE STOCKHOLDERS OF EXTENDED SYSTEMS INCORPORATED:

You are cordially invited to attend the 2004 Annual Meeting of Stockholders of Extended Systems Incorporated, a Delaware corporation, which will be held:

DATE:    Thursday, December 9, 2004
TIME:    2:00 p.m. Local Time
PLACE:   Extended Systems Executive Offices - Auditorium
         5777 North Meeker Avenue
         Boise, Idaho 83713

The principal business of the meeting will be:

1. To elect one Class II director to hold office for a two-year term and until his successor has been duly elected and qualified, or until his earlier death, resignation or removal;
2. To elect two Class III directors to each hold office for three-year terms and until their successors have been duly elected and qualified, or until their earlier death, resignation or removal;
3. To approve an increase by 500,000 in the number of shares reserved for issuance under our 1998 Stock Plan;
4. To approve an increase by 200,000 in the number of shares reserved for issuance under our 1998 Director Option Plan;
5. To approve an increase by 25,000 in the number of shares reserved for issuance under our 2001 Approved Share Option Scheme; and
6. To transact any other business that properly comes before the meeting or any adjournments or postponements of the meeting.

These items are more fully described in the following pages. Only stockholders of record at the close of business on October 25, 2004 (the "Record Date"), are entitled to vote at the meeting, or any adjournment of the meeting.

                                      By Order of the Board of Directors,

                                      Valerie A. Heusinkveld
                                      Vice President of Finance, Chief Financial
                                         Officer and Corporate Secretary

Boise, Idaho
October 28, 2004
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                             YOUR VOTE IS IMPORTANT!

   ALL STOCKHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, WE URGE YOU TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE TO ENSURE YOUR REPRESENTATION AT THE MEETING. VOTING INSTRUCTIONS ARE PRINTED ON YOUR PROXY CARD AND INCLUDED IN THE ACCOMPANYING PROXY STATEMENT. SENDING IN YOUR PROXY WILL NOT PREVENT YOU FROM VOTING YOUR SHARES AT THE MEETING IF YOU DESIRE TO DO SO, AS YOUR PROXY IS REVOCABLE AT YOUR OPTION.
--------------------------------------------------------------------------------

                          EXTENDED SYSTEMS INCORPORATED

                                 PROXY STATEMENT
                                       FOR
                       2004 ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD DECEMBER 9, 2004

The Board of Directors of Extended Systems Incorporated (the "Board") is soliciting proxies for our 2004 Annual Meeting of Stockholders to be held Thursday, December 9, 2004, at 2:00 p.m. local time. The meeting will be held at the Extended Systems Executive Offices, which are located at 5777 North Meeker Avenue, Boise, Idaho 83713. Please read this Proxy Statement carefully, as it contains important information for you to consider when deciding how to vote on the matters to be brought before the meeting.

Our Board of Directors has set October 25, 2004 as the record date for the meeting. Stockholders who owned shares of the Company's common stock of record at the close of business on that date are entitled to vote at and attend the meeting, with each share entitled to one vote. There were 15,097,542 shares of our common stock, par value $0.001, outstanding on the record date, which were held by 309 holders of record.

This Proxy Statement, together with our 2004 Annual Report to Stockholders, is being mailed on or about November 5, 2004, to all stockholders entitled to vote at the meeting.

In this Proxy Statement:

o "we", "Company" and "Extended Systems" mean Extended Systems Incorporated, a Delaware corporation with principal executive offices located at 5777 North Meeker Avenue, Boise, Idaho 83713;
o     references to fiscal years are to our fiscal years ended June 30; and
o your shares being held in "street name" means your shares are held in an account at a brokerage firm, and the stock certificates and record ownership for your shares are not in your name.

                              QUESTIONS AND ANSWERS

Q:    WHY DID THE COMPANY SEND ME THIS PROXY STATEMENT AND PROXY CARD?

A: We sent to you this Proxy Statement and proxy card because you owned shares of Extended Systems' common stock on the record date. This Proxy Statement describes issues on which we would like you, as a stockholder, to vote. It also gives you information on these issues so that you can make an informed decision. The proxy card is used for voting.

Q.    WHAT IS THE EFFECT OF SIGNING AND RETURNING THE PROXY CARD?

A. When you sign and return the proxy card, you appoint Charles W. Jepson and Valerie A. Heusinkveld as your representatives at the meeting. Mr. Jepson and Ms. Heusinkveld, as the proxy holders, will vote your shares as you have instructed them on the proxy card at the meeting. In this way, your shares will be voted whether or not you attend the meeting. Even if you plan to attend the meeting, it is a good idea to complete, sign and return your proxy card in advance of the meeting in case your plans change. You can always vote in person at the meeting, even if you have already sent in your proxy card by following the instructions below. PLEASE NOTE, HOWEVER, THAT IF YOU HOLD YOUR SHARES IN STREET NAME, YOU MUST REQUEST A LEGAL PROXY FROM YOUR STOCKBROKER IN ADVANCE OF THE MEETING IN ORDER TO VOTE AT THE MEETING.

Q.    WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?

A: It generally means your shares are registered differently or are in more than one account. Please provide voting instructions for all proxy cards you receive.

Q. HOW WILL THE PROXY HOLDERS VOTE ON MATTERS AT THE ANNUAL MEETING THAT ARE NOT DESCRIBED IN THIS PROXY STATEMENT?

A. It is not expected that any matters other than those described in this Proxy Statement will be brought before the meeting. However, if any other matters properly come before the meeting, Mr. Jepson and Ms. Heusinkveld will be authorized by your proxy to vote on those matters in their discretion.

Q:   WHAT AM I VOTING ON?

A:   You are being asked to vote on the following:

     o the election of one nominee to serve a two-year term as a Class II director on our Board of Directors;
     o the election of two nominees to serve three-year terms as Class III directors on our Board of Directors;
     o the approval of an increase by 500,000 in the number of shares reserved for issuance under our 1998 Stock Plan;
     o the approval of an increase by 200,000 in the number of shares reserved for issuance under our 1998 Director Option Plan;
     o the approval of an increase by 25,000 in the number of shares reserved for issuance under our 2001 Approved Share Option Scheme; and
     o any other matters that properly come before the meeting or any adjournments or postponements of the meeting.

     You will be entitled to one vote for each share of common stock you hold. You do not have the right to cumulate your votes in the election of directors. In accordance with Delaware General Corporation Law and our Restated Certificate of Incorporation and Bylaws, if a quorum is present at the meeting:

     o the nominee for director who receives the highest number of affirmative votes cast in the election of the Class II director to serve a two-year term will be elected;
     o the two nominees for director who receive the highest number of affirmative votes cast in the election of Class III directors to serve three-year terms will be elected;
     o the proposal to increase the number of shares reserved for issuance under our 1998 Stock Plan will be approved if it receives the affirmative vote of a majority of the votes cast;
     o the proposal to increase the number of shares reserved for issuance under our 1998 Director Option Plan will be approved if it receives the affirmative vote of a majority of the votes cast; and
     o the proposal to increase the number of shares reserved for issuance under our 2001 Approved Share Option Scheme will be approved if it receives the affirmative vote of a majority of the votes cast.

Q:   HOW DO I VOTE?

A: There are two ways in which you may vote (please see detailed instructions on your proxy card). First, you may mail in your completed, signed and dated proxy card. PLEASE NOTE, however, that if you return a signed card but do not provide voting instructions, your shares will be voted as follows:

     o  FOR the named nominee for Class II director;
     o  FOR the two named nominees for Class III directors;
     o FOR approval of the increase in the number of shares reserved for issuance under our 1998 Stock Plan;
     o FOR approval of the increase in the number of shares reserved for issuance under our 1998 Director Option Plan; and
     o FOR approval of the increase in the number of shares reserved for issuance under our 2001 Approved Share Option Scheme.

     Second, you may vote in person by attending the meeting.

     We will pass out written ballots to stockholders who desire to vote in person at the meeting. PLEASE NOTE, HOWEVER, THAT IF YOU HOLD YOUR SHARES IN STREET NAME, YOU MUST REQUEST A LEGAL PROXY FROM YOUR STOCKBROKER IN ADVANCE OF THE MEETING IN ORDER TO VOTE AT THE MEETING.

Q:   CAN I VOTE ELECTRONICALLY VIA THE INTERNET OR BY TELEPHONE?

A: If your shares are registered in your own name, you may vote either via the Internet or by telephone. Specific instructions to be followed by any registered stockholder interested in voting via Internet or by telephone are set forth on the enclosed proxy card. The Internet and telephone voting procedures are designed to authenticate your identity and to allow you to vote your shares and confirm that your voting instructions have been properly recorded.

     If your shares are registered in the name of a bank or brokerage firm and you have not elected to receive your proxy statement over the Internet, you may be eligible to vote your shares electronically over the Internet or by telephone. A large number of banks and brokerage firms are participating in the ADP Investor Communication Services online program. This program provides eligible stockholders who receive a paper copy of this proxy statement the opportunity to vote via the Internet or by telephone. If your bank or brokerage firm is participating in ADP's program, your proxy card will provide instructions. If your proxy card does not reference Internet or telephone information, please complete and return the proxy card in the self-addressed, postage paid envelope provided.

Q:   WHAT IF I CHANGE MY MIND AFTER I RETURN MY PROXY CARD?

A: You may revoke your proxy (that is, cancel it) and change your vote at any time before the voting at the meeting by doing any one of the following:

     o delivering written notice of revocation to the Corporate Secretary at our executive offices listed on the first page of this proxy statement;
     o  submitting a proxy card with a later date; or
     o  attending the meeting and voting in person.

Q:   WILL MY SHARES BE VOTED IF I DO NOT SIGN AND RETURN MY PROXY CARD?

A: If your shares are held in street name, your brokerage firm may either vote your shares on "routine" matters (such as election of directors) or leave your shares unvoted. Your brokerage firm cannot vote on "non-routine matters" such as the amendment of our option plans or a proposal submitted by a stockholder. Accordingly, we encourage you to provide instructions to your brokerage firm by completing the proxy that they send to you. This ensures that your shares will be voted at the meeting.

Q:   HOW ARE ABSTENTIONS COUNTED?

A: Stockholders may abstain from voting for the nominees for director and may abstain from voting on the other proposals. Any abstentions will be counted for purposes of determining a quorum and will have the same effect as votes against the approval of the proposals, other than the election of directors. With respect to the election of directors, the nominees who receive the most votes cast are elected as directors. Since abstentions do not represent votes cast in favor of any nominee, abstentions have no effect on the election of directors.

Q:   WHAT IS A "BROKER NON-VOTE"?

A: In the absence of timely directions from their customers, brokers will generally not have the discretion to vote shares they hold in street name for their customers on "non-routine" matters (E.G., the amendment of our option plans or stockholder proposals). The absence of a vote with respect to any non-routine matter under these circumstances is referred to as a "broker non-vote".

Q:   HOW ARE BROKER NON-VOTES COUNTED?

A: Pursuant to applicable law, while broker non-votes should be counted for purposes of determining the presence or absence of a quorum for the transaction of business, broker non-votes will not be counted for determining the number of votes cast with respect to the particular proposal on which a broker has expressly not voted. We intend to treat broker non-votes in this manner. Accordingly, a broker non-vote will not affect the outcome on any proposal, since broker non-votes do not constitute votes actually cast and approval of these matters is based on the number of votes actually cast.

Q:   WHAT IS A "QUORUM?"

A: A "quorum" is the number of shares that must be present, in person or by proxy, at the meeting for business to be transacted at the meeting. The required quorum for the meeting is a majority of the shares outstanding as of the record date. All completed and signed proxy cards, whether representing a vote for, against, withheld, abstained or a broker non-vote, will be counted toward the presence of a quorum at the meeting.

Q:   IS THERE A LIST OF STOCKHOLDERS AVAILABLE FOR MY REVIEW?

     A complete list of stockholders will be available during normal business hours for ten days before the meeting at our executive offices at 5777 North Meeker Avenue, Boise, Idaho 83713. A stockholder may examine the list for any legally valid purpose related to the meeting. The list will also be available during the 2004 Annual Meeting for inspection by any stockholder present at the meeting.

Q:   HOW MANY SHARES CAN VOTE AT THE MEETING?

A: As of the record date, 15,097,542 shares of our common stock were outstanding held by 317 holders of record. In accordance with Delaware General Corporation Law and our Restated Certificate of Incorporation and Bylaws, each outstanding share of common stock as of the record date, October 25, 2004, entitles the holder to one vote on all matters covered in this Proxy Statement. There are a maximum of 15,097,542 votes that may be cast at the meeting.

Q:   WHO IS THE INSPECTOR OF ELECTION?

     In accordance with our Restated Bylaws, our Board of Directors has appointed Michele Winkle, our Corporate Treasurer and Assistant Corporate Secretary, to act as Inspector of Election at the meeting. The Inspector of Election, with the assistance of ADP Investor Communication Services is responsible for:

     o determining the number of shares outstanding and the voting power of each share;
     o  determining the number of shares represented at the meeting;
     o  determining the existence of a quorum;
     o  determining the authenticity, validity and effect of proxies;
     o  receiving votes or ballots;
     o hearing and determining all challenges and questions in any way arising in connection with the right to vote;
     o  counting and tabulating all votes;
     o  determining the result of the vote; and
     o doing any other acts that are proper to conduct the election or vote with fairness to all stockholders.

Q:   WHO IS SOLICITING MY VOTE?

A: This proxy solicitation is being made and paid for by Extended Systems. We will request banks, brokerage firms, nominees, custodians and fiduciaries to solicit their customers who have stock of Extended Systems registered in the names of such persons and we will reimburse them for their reasonable out-of-pocket expenses. Also, our directors, officers and other employees may solicit proxies without additional compensation, personally by telephone, email, telegram, or otherwise. We have hired ADP Investor Communication Services to manage the tabulation, printing and distribution of our proxy materials.

           SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the ownership of our common stock as of September 30, 2004 by: (i) all those known by us to be the beneficial owner of more than five percent of our common stock; (ii) each director and nominee for director; (iii) each executive officer named in the Summary Compensation Table; and all executive officers and directors as a group. The address of each of the beneficial owners listed in this table is: c/o Extended Systems Incorporated, 5777 North Meeker Avenue, Boise, Idaho 83713.

                                                    NUMBER
                                                  OF SHARES                                                 PERCENT OF
                                                 BENEFICIALLY                        TOTAL BENEFICIAL      COMMON STOCK
                                                    OWNED            OPTIONS (1)         OWNERSHIP          OUTSTANDING
                                                    -----            -----------         ---------          -----------
5% STOCKHOLDERS:

Douglas B. Winterrowd (2)..................       1,071,503                 542          1,072,045              7.1
Charles M. Jopson (3)......................       1,015,252                  -           1,015,252             6.72

DIRECTORS AND EXECUTIVE OFFICERS:

Raymond A. Smelek (4)......................         127,209              61,760            188,969              1.3
Charles W. Jepson .........................          16,583             128,333            144,916                *
Kerrin Pease (5)...........................          10,342              63,947             74,289                *
Mark A. Willnerd (6).......................          11,213              40,998             52,211                *
Nigel S. Doust (7).........................           2,202              34,841             37,043                *
Jody B. Olson (8)..........................           6,128               6,250             12,378                *
Robert Frankenberg (9).....................           5,052               5,417             10,469                *
James R. Bean (10).........................           3,440               6,250              9,690                *
Archie Clemins (10)........................           3,440               5,417              8,857                *
Ralph Godfrey (10).........................           3,440               5,417              8,857                *
David Willis (11) .........................           3,601                  -               3,061                *
Klaus-Dieter Laidig........................              -                   -                  -                 -

FORMER EXECUTIVE OFFICER:
Steven D. Simpson .........................          58,247             245,000            303,247              2.0

All executive officers and directors
     as a group ( 15 persons) .............         250,805             621,130            871,935              5.6

---------

   *        Less than 1%.

(1) Beneficial ownership has been determined in accordance with rules of the Securities and Exchange Commission and includes shares over which the beneficial owner exercises voting or investment power. Shares of common stock subject to options currently exercisable or exercisable within 60 days of September 30, 2004 are deemed outstanding for the purpose of computing the number of shares beneficially owned and the percentage ownership of the person holding the options, but are not deemed outstanding or beneficially owned for the purpose of computing the percentage ownership of any other person. Except as otherwise indicated, and subject to community property laws where applicable, we believe, based on information provided by such persons, that the persons named in the table above have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

(2) Includes 130,000 shares held of record by the Doug Winterrowd and Eileen Winterrowd Education Trust and 2,000 restricted shares subject to repurchase by the Company until fully vested.

(3) Includes 6,000 shares held of record by Mr. Jopson's daughter and 4,588 shares held of record by Mr. Jopson's son.

(4) Includes 1,942 shares held of record by Smelek & Associates, a business owned by Mr. Smelek's spouse, 17,933 shares held of record by Mr. Smelek's spouse, 15,866 shares held of record by the Smelek Family Foundation, and 7,741 restricted shares subject to repurchase by the Company until fully vested.

(5) Includes 5,425 restricted shares subject to repurchase by the Company until fully vested.

(6) Includes 4,092 shares held of record by Mr. Willnerd's spouse and 2,620 restricted shares subject to repurchase by the Company until fully vested.

(7) Includes 1,470 restricted shares subject to repurchase by the Company until fully vested.

(8) Includes 6,128 restricted shares subject to repurchase by the Company until fully vested.

(9) Includes 5,052 restricted shares subject to repurchase by the Company until fully vested.

(10) Includes 3,440 restricted shares subject to repurchase by the Company until fully vested.

(11) Mr. Willis' employment with the Company terminated on September 7, 2004.

                              CORPORATE GOVERNANCE

BOARD MEETINGS
--------------

During fiscal 2004, the Board of Directors held 28 meetings, including regularly scheduled and special meetings. All of the incumbent directors attended at least 80% of the total meetings of the Board of Directors and of the committees upon which they served that were held during their tenure, with the exception of Klaus-Dieter Laidig, who attended only 1 of 2 board meetings held while he served due to scheduling conflicts known before his appointment in April 2004. It is the Company's policy to encourage all directors to attend the Company's Annual Meetings of Stockholders in person. One director attended our 2003 Annual Meeting of Stockholders.

BOARD COMMITTEES
----------------

Our Board of Directors has established the following standing committees:
AUDIT COMMITTEE. The Audit Committee oversees the integrity of the Company's financial statements and the Company's accounting and financial reporting processes including the system of internal controls and disclosure processes. The Audit Committee also oversees the independence, performance and qualifications of our independent auditors and assists the Board with legal and regulatory requirement compliance. In addition, the Committee discharges the functions of the Audit Committee imposed by all regulatory requirements. The Audit Committee has a written charter, a copy of which is attached as APPENDIX A to these proxy materials and can also be viewed on the Company's website at www.extendedsystems.com.

The Audit Committee consists of Messrs. Olson (Chairman), Bean and Laidig, none of whom are employees of the Company. Before his resignation from the Board in January 2004, Mr. Russell was the Chairman of the Audit Committee. Mr. Olson succeeded Mr. Russell as Chairman and Mr. Laidig joined the Audit Committee upon his appointment to the Board of Directors in April 2004. Each member of the Audit Committee is independent as defined in the Nasdaq listing standards and the Audit Committee has determined that Mr. Olson is the "audit committee financial expert" as defined in rules promulgated by the Securities and Exchange Commission (the "SEC"). The Audit Committee met five times during the last fiscal year.

COMPENSATION COMMITTEE. The Compensation Committee is responsible for preparing, evaluating and recommending to the Board of Directors all compensation plans, policies and benefit programs for the Company's Chief Executive Officer and other executive officers. The Compensation Committee is also responsible for administering the Company's stock option and other equity-based plans and for producing an annual report on executive compensation for inclusion in the proxy statement. The Compensation Committee has a written charter, a copy of which is attached as APPENDIX B to these proxy materials, and can be viewed on the Company's website at www.extendedsystems.com.

The Compensation Committee consists of Mr. Frankenberg (Chairman), Admiral Clemins and Mr. Godfrey. All members of the Committee qualify as independent directors under the listing standards of Nasdaq. The Compensation Committee met five times in fiscal 2004.

NOMINATING AND GOVERNANCE COMMITTEE. The Nominating and Governance Committee has the responsibility of assisting the Board in identifying qualified individuals for Board membership, recommending the composition of the Board and its committees, monitoring the process to assess board effectiveness, and developing and implementing the Company's corporate governance guidelines. The Nominating and Governance Committee will consider qualified nominees for director whose names are submitted in accordance with our bylaws. The Nominating and Governance Committee has a written charter, a copy of which is attached as APPENDIX C to these proxy materials, and can be viewed on the Company's website at www.extendedsystems.com.

The Nominating and Governance Committee consists of Messrs. Bean, Clemins, Frankenberg, Godfrey, Laidig, and Olson. This Committee met three times in fiscal 2004.

COMMUNICATIONS WITH THE BOARD
-----------------------------

Any stockholder who desires to communicate with the Company's Board of Directors, individually or as a group, may do so by writing to the intended member or members of the Board of Directors, c/o Secretary, Extended Systems Incorporated, 5777 North Meeker Avenue, Boise, Idaho 83713. All communications will be compiled by the Secretary and submitted to the director or directors to whom they are addressed.

Communications with the Board of Directors regarding nominations for the election of directors must be made in accordance with the Director Nomination Policy described below.

DIRECTOR NOMINATION POLICY
--------------------------

Shareholders may recommend individuals for consideration by the Nominating Committee to become nominees for election to the Board of Directors by submitting a written recommendation to the Nominating Committee, c/o Secretary, Extended Systems Incorporated, 5777 North Meeker Avenue, Boise, Idaho 83713. Recommendations received by June 30, 2005 will be considered for nomination at the 2005 Annual Meeting of Stockholders. Recommendations received after June 30, 2005 will be considered for nomination at the 2006 Annual Meeting of Stockholders.

Following the identification of director candidates, the Nominating Committee will meet to discuss and consider each candidate's qualifications. The committee will then determine by majority vote the candidate(s) whom the Nominating Committee believes would best serve the Company. In evaluating candidates, the committee will consider a variety of factors, including the composition of the Board, the characteristics of each candidate (including independence, diversity, age, skills and experience), and the performance and continued tenure of incumbent Board members. The Nominating Committee believes that candidates for director should have certain qualifications, including sound ethical character, accomplishments in his or her respective field, the ability to read and understand financial statements, relevant expertise and experience, and the ability to exercise sound judgment. Candidates must also be over 21 years of age. In addition, the committee believes that at least one member of the Board should meet the criteria for an "audit committee financial expert" as defined by SEC rules and that a majority of the members of the Board of Directors should meet the definition of "independent director" under Nasdaq National Market listing standards.

DIRECTOR COMPENSATION
---------------------

Our directors do not receive cash fees as compensation for their services as directors. Our directors are, however, reimbursed for travel and other expenses incurred in attending our Board of Directors meetings and meetings of committees of the Board of Directors. The directors are eligible to participate in our 1998 Director Option Plan (the "Director Plan"). Under the Director Plan, Option grants and Restricted Stock grants are automatic and non-discretionary and for which the exercise price of the Option grants is 100% of the fair market value of our common stock on the grant date. Each option granted from the Director Plan has a term of 10 years unless the director ceases to be a director. Upon ceasing to serve as a director, the former director has one year from the date of termination as a director to exercise a vested option, and only then to the extent that the director was entitled to exercise the option on the date of termination.

Under the Director Plan each director receives an initial grant of an option to purchase 20,000 shares of common stock on the date first becoming a director. One-third of the shares from this initial grant vest and become exercisable on the first anniversary of the date of grant and the remaining shares vest and become exercisable at a rate of 1/36th per month of the total shares. After the initial grant, each director is automatically granted an option to purchase 10,000 shares of our common stock on the date of our annual meeting of stockholders each year, if the director has served on our Board of Directors for at least six months. The shares from the director's annual option vest and become exercisable in full on the earlier of the first anniversary of the date of grant of that option or the date of the next annual meeting of stockholders.

Under the Director Plan each director is automatically granted a number of shares of restricted stock on the date of our annual meeting of stockholders each year. The number of shares of restricted stock is determined by dividing $16,000 by the fair market value of a share on the date of our annual meeting of stockholders. One-third of the shares of this restricted stock grant is released from our option to repurchase the shares on the anniversary date of grant and remaining shares are released from our option to repurchase the shares as to one-third of the shares in each of the following two years. Our option to repurchase the shares lapses in full on the earlier of the anniversary date of the grant or the date of the next annual meeting of stockholders if the director has attended at least 75% of all board meetings held during the last year.

The Chairman of our Board of Directors is automatically granted a number of shares of restricted stock on the date of our annual meeting of stockholders each year in addition to the annual grant to all directors set forth above. The number of shares that the Chairman of our Board of Directors receives is determined by dividing $20,000 by the fair market value of a share on the date of our annual meeting of stockholders. The Chairman of our Audit Committee and the Chairman of our Compensation Committee are also automatically granted a number of shares of restricted stock on the date of our annual meeting of stockholders each year. The number of shares that the Chairman of our

Audit Committee receives is determined by dividing $12,500 by the fair market value of a share on the date of our annual meeting of stockholders. The number of shares that the Chairman of our Compensation Committee receives is determined by dividing $7,500 by the fair market value of a share on the date of our annual meeting of stockholders. For each of the grants to the Chairman of our Board of Directors, the Chairman of our Audit Committee and the Chairman of our Compensation Committee, our option to repurchase the shares lapses with respect to one-third of the shares of these grants on the anniversary date of grant and the remaining option to repurchase the shares lapses as to one-third of the shares in each of the following two years. Our right to repurchase the shares lapses in its entirety on the earlier of the anniversary date or the date of the next annual meeting of stockholders if the director has attended at least 75% of all board meetings held during the last year in the case of the Chairman of the Board of Directors, 75% of all Audit Committee meetings in the case of the Chairman of the Audit Committee or 75% of all Compensation Committee meetings in the case of the Chairman of the Compensation Committee.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
-----------------------------------------------------------

During fiscal 2004, the Compensation Committee consisted of Messrs. Clemins, Frankenberg and Godfrey, none of whom are or have been an officer or employee of Extended Systems. No interlocking relationship exists between our Board of Directors or Compensation Committee and the board of directors or compensation committee of any other company.

CERTAIN TRANSACTIONS
--------------------

In August 2003, we entered into a settlement, release and severance agreement with Steven D. Simpson, our former President and Chief Executive Officer, in which we agreed to pay Mr. Simpson $375,000 less applicable taxes in lieu of any other severance payments, and $7,500 in lieu of fringe benefits. We also agreed to vest in full all then unvested options to acquire our common stock held by Mr. Simpson and to permit Mr. Simpson to exercise any options held by him for a period of up to 24 months from the date of his termination. Mr. Simpson agreed that for a period of 15 months after his termination he would not engage in specified activities with our customers, including soliciting orders from them, or accept employment with any such customer. He also agreed not to induce or attempt to induce any of our employees, consultants or agents to terminate their employment with us for 15 months from the date of the agreement.

In November 2003, we entered into a settlement, release and severance agreement with Karla K. Rosa, our former Vice President of Finance, Chief Financial Officer and Corporate Secretary, in which we agreed to pay Ms. Rosa $89,250 less applicable taxes in lieu of any other severance payments, and $3,000 in lieu of fringe benefits. We also agreed to vest in full all then unvested options to acquire our common stock held by Ms. Rosa that were granted before October 25, 2002 with an exercise price less than $10 per share and to permit Ms. Rosa to exercise any options held by her until December 31, 2004. Ms. Rosa agreed that for a period of 6 months after her termination, she would not engage in specified activities with our customers, including soliciting orders from them, or accept employment with any such customer. She also agreed not to induce or attempt to induce any of our employees, consultants or agents to terminate their employment with us for 6 months from the date of the agreement.

In October 2004, we entered into a settlement, release and severance agreement with David L. Willis, our former Vice President of North American Sales, in which we agreed to pay Mr. Willis $60,250, representing three months of base salary and variable compensation, and $3,000 in lieu of fringe benefits, less applicable taxes. We also agreed to pay Mr. Willis $8,000 for continuing to support certain customer negotiations and $21,476 for commissions earned through September 30, 2004. Mr. Willis agreed to release the Company from any claims he may have now or in the future against the Company related to his employment or termination by the Company and agreed that he would not induce or attempt to induce any of our employees, consultants or agents to terminate their employment with us for 6 months from the date of the agreement. This agreement with Mr. Willis will become effective on October 30, 2004 providing it has not been revoked prior to that date pursuant to the Older Workers Benefit Protection Act of 1990.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
-------------------------------------------------------

Directors, executive officers and holders of more than 10% of our outstanding shares of common stock are required to file reports with the Securities and Exchange Commission indicating the number of shares of our common stock they beneficially own and any changes in their beneficial ownership. To the best of our knowledge, based solely on review of the copies of such reports furnished to us or otherwise in our files and on written representations from our directors and executive officers, our officers, directors and 10 percent shareholders complied with all applicable Section 16(a) filing requirements during fiscal 2004 except that Messrs. Laidig, Siegel, and Willnerd each failed to timely file one Form 4 related to one grant of options to purchase our common stock. Mr. Olson failed to timely file one Form 4 related to one award of restricted stock. Mr. Laidig failed to timely file a Form 3 related to his appointment as a director, and Mr. Siegel failed to timely file a Form 3 related to his appointment as an executive officer.

CODE OF ETHICS
--------------

The Company has adopted a Code of Business Conduct and Ethics for all employees and directors, which specifically applies to the Company's Chief Executive Officer, Chief Financial Officer and persons performing similar functions. A copy of the code of ethics is available on our website at www.extendedsystems.com under the "Company" link. You can also obtain a copy by writing to our Corporate Secretary at 5777 North Meeker Avenue, Boise, Idaho 83713.

We intend to post on our website any amendment to, or waiver from, a provision of our Code of Business Conduct and Ethics within five business days following the date of an amendment or waiver.

                                  PROPOSAL ONE

                          ELECTION OF CLASS II DIRECTOR

The number of directors authorized by our Restated Certificate of Incorporation and Bylaws is currently fixed by our Board of Directors at eight. Our Board of Directors is divided into three classes: Class I, James Bean and Jody Olson, whose term will expire at the 2005 Annual Meeting; Class II, Robert Frankenberg and Ralph Godfrey, whose term will expire at the 2006 Annual Meeting and Klaus-Dieter Laidig, whose term will expire at the 2006 Annual Meeting if elected at the 2004 Annual Meeting; and Class III, Archie Clemins and Raymond Smelek, whose term will expire at the 2004 Annual Meeting. We presently have one vacancy on our Board of Directors.

One Class II director is to be elected at the 2004 Annual Meeting. The Board of Directors has recommended the identified below for election as a Class II director. This nominee is currently a director and was appointed by our incumbent directors to fill a vacancy on the Board of Directors created by a resignation. The Class II director elected at the meeting will hold office until the 2006 Annual Meeting of Stockholders or until his successor has been duly elected and qualified, except in the event of his earlier death, resignation or removal.

Unless otherwise instructed, the proxy holders will vote the proxies received by them for the nominee named below. If the nominee becomes unable or declines to serve as a director at the time of the meeting the proxy holders will vote the proxies for any substitute nominee who is designated by the current Board of Directors to fill the vacancy. We do not expect that the nominee listed below will be unable or will decline to serve as a director.

NOMINEE FOR ELECTION AS CLASS II DIRECTOR FOR A TERM EXPIRING IN 2006
---------------------------------------------------------------------

KLAUS-DIETER LAIDIG; AGE 62. Mr. Laidig has served as a director of the Company since April 2004. Mr. Laidig has served as a management consultant with Laidig Business Consulting GmbH since 1998. From 1984 to 1997, Mr. Laidig served as General Manager of Hewlett Packard GmbH, where he was employed since 1967. Mr. Laidig currently serves as a director of Agile Software Corporation, Bauerfeind AG, Heiler Software AG, Mach Hitech AG and several privately held companies.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEE FOR CLASS II DIRECTOR NAMED ABOVE.

                                  PROPOSAL TWO

                         ELECTION OF CLASS III DIRECTORS

Two Class III directors are to be elected at the 2004 Annual Meeting. The Board of Directors has recommended the two nominees identified below for election as Class III directors. These nominees are both currently directors of the Company. The Class III directors elected at the meeting will hold office until the 2007 Annual Meeting of Stockholders or until their successors have been duly elected and qualified, except in the event of their earlier death, resignation or removal.

Unless otherwise instructed, the proxy holders will vote the proxies received by them for the nominees named below. If either of the nominees becomes unable or declines to serve as a director at the time of the meeting the proxy holders will vote the proxies for any substitute nominee who is designated by the current Board of Directors to fill the vacancy. We do not expect that either of the nominees listed below will be unable or will decline to serve as a director.

NOMINEES FOR ELECTION AS CLASS III DIRECTORS FOR A TERM EXPIRING IN 2007
------------------------------------------------------------------------

ARCHIE CLEMINS; AGE 60. Admiral Clemins has served as a director of the Company since October 2003. Since January 2003 and November 2001, respectively, Admiral Clemins has served as the owner and president of Caribou Technologies, Inc., and co-owner of TableRock International LLC, both international consulting firms. Admiral Clemins retired from active duty in the United States Navy in 1999, and his final assignment was as the 28th Commander in Chief of the United States Pacific Fleet. He is currently a member of the Board of Directors of Global Crossing Limited and several privately held companies.

RAYMOND A. SMELEK; AGE 69. Mr. Smelek has served as chairman of our Board of Directors since June 1995 and has been a director of the Company since June 1994. Since 1999, Mr. Smelek has served as Chairman of the Board of Directors of The Network Group, which provides information technology services to enterprises. He also served as Chief Executive Officer of The Network Group from 1999 to 2003. Since 1998, he has been a Vice President of Smelek & Associates, which provides management consultant services to enterprises. From June 1994 to February 1996, he was our President and Chief Executive Officer. Before joining Extended Systems, Mr. Smelek was employed by Hewlett-Packard and held a number of positions, the last of which was Vice President and General Manager of the Mass Storage Group.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF THE TWO NOMINEES FOR CLASS III DIRECTORS NAMED ABOVE.

DIRECTORS WHOSE TERM EXTENDS BEYOND THE ANNUAL MEETING
------------------------------------------------------

JAMES R. BEAN; AGE 54. Mr. Bean has served as a director of the Company since August 2003. Since May 1997, Mr. Bean has served as President and Chief Executive Officer of Preco Electronics, Inc., an industry leader in vehicle warning systems and custom electronic products. Mr. Bean has more than 25 years of operational experience with Fortune 500 companies, including National Semiconductor Corporation, Apple Computer, Inc. and Sun Microsystems, Inc. While at Sun, he was part of the executive team that took the company public and had responsibility for manufacturing and distribution worldwide.

ROBERT J. FRANKENBERG; AGE 57. Mr. Frankenberg has served as a director of the Company since October 2003. Since December 1999, Mr. Frankenberg has served as the Chairman of Kinzan, Inc., a provider of Internet services platforms, and from May 2001 to December 2003 he was Chairman of PowerQuest, Inc., a supplier of storage management software. From May 1997 to July 2000, he served as President and Chief Executive Officer of Encanto Networks, Inc. and from April 1994 to August 1996, he served as the Chairman, President and Chief Executive Officer of Novell, Inc. Mr. Frankenberg is a member of the Board of Directors of ElectroGlas, Inc., National Semiconductor Corporation, ScanSoft, Inc. and Secure Computing Corporation.

RALPH B. GODFREY; AGE 64. Mr. Godfrey has served as our director since October 2003. Since September 2000 Mr. Godfrey has been retired. From July 1990 to September 2000, Mr. Godfrey served in various business operations and sales roles at 3Com Corporation, a provider of networking products, services and solutions for enterprises, the most recent of which was as a Senior Vice President and a member of the executive committee. He had previously managed 3Com's sales organization for the Americas. Before joining 3Com in July 1990, Mr. Godfrey served as President of sales and marketing for a division of Unisys Corporation. He currently serves as a member of the Board of Directors of Rockford Corporation.

JODY B. OLSON; AGE 57. Mr. Olsen has served as our director since August 2003. Since July 2000 Mr. Olson has been Of Counsel at Hawley Troxell Ennis & Hawley LLP, a law firm in Boise, Idaho. Mr. Olson served in many roles over 20 years at Trus Joist, a building products company, now a Weyerhaeuser Business. He retired as Vice President of Corporate Development. Mr. Olsen is currently Chairman of the Board of Public Employer Retirement System of Idaho (PERSI). He is also a member of the Board of Advisors of Galen Associates, a venture capital fund. During our fiscal 2004, Hawley Troxell Ennis & Hawley LLP performed legal services for the Company.

                                 PROPOSAL THREE

             INCREASE IN THE NUMBER OF SHARES RESERVED FOR ISSUANCE
                            UNDER OUR 1998 STOCK PLAN

You are being asked to approve an increase by 500,000 in the number of shares reserved for issuance under our 1998 Stock Plan. Our Board of Directors approved this increase in August 2004.

PLAN ACTIVITY
-------------

As of September 30, 2004, options to purchase an aggregate of 770,249 shares of common stock issued under the 1998 Stock Plan had been exercised, 137,629 shares of restricted stock had been issued and options to purchase 2,638,495 shares were outstanding. Without taking into account this proposal, the number of shares available for future option grants and restricted stock awards was 503,627 at September 30, 2004.

DESCRIPTION OF THE 1998 STOCK PLAN AND OPTION TERMS
---------------------------------------------------

The following is a summary of the principal provisions of our 1998 Stock Plan, but it is not intended to be a complete description of all of the terms and provisions of the plan. We will furnish a copy of the 1998 Stock Plan to you upon written request to our Secretary at our principal executive offices listed on the first page of this proxy statement.

HISTORY. Our Board of Directors adopted the 1998 Stock Plan on December 18, 1997, and our stockholders approved the 1998 Stock Plan on January 22, 1998 with a total of 1,600,000 shares of our common stock reserved for issuance under the plan. Our stockholders approved increases in the number of shares reserved for issuance under the plan of 500,000 on October 25, 2000, 500,000 on October 24, 2001, 725,000 on October 24, 2002, and 725,000 on December 11, 2003.

In August 2004, our Board of Directors approved an amendment to the plan, whereby upon both a change in control of the Company and an involuntary termination of an individual's employment other than for cause, any unvested options vest in the amount of 100% and become immediately exercisable.

PURPOSE. The plan is intended to:
o provide additional compensation and incentives to individuals whose present and potential contributions are important to our continued success; o to afford those individuals an opportunity to acquire a proprietary interest in Extended Systems; and o enable us to continue to attract and retain the best available talent.

SUMMARY OF THE PLAN AND OPTIONS.

Administration.................   Our Compensation Committee currently
                                  administers the plan. Subject to the terms of the plan, the Compensation Committee, based on recommendations from management, determines:

                                  o who will receive awards;
                                  o the number of shares subject to each award;
                                  o the terms and conditions of the awards; and
                                  o the grant date.

                                  The Compensation Committee also has the
                                  authority to construe and interpret any of the provisions of the plan or any options granted under the plan.

Eligibility....................   Regular employees, directors and consultants
                                  may be granted options under the plan. As of September 30, 2004, approximately 185 persons were eligible to receive options under the 1998 Stock Plan.

Exercise Price.................   The exercise price of options granted under
                                  the 1998 Stock Plan is determined by the Compensation Committee, generally the fair market value on the date of grant.

Term...........................   The term of options granted under the 1998
                                  Stock Plan is generally 10 years, but can be a shorter period at the discretion of the Compensation Committee. Options to holders of 10% or more of our common stock may only have a term of five years or less.

Vesting........................   The vesting schedule of options granted under
                                  the 1998 Stock Plan is determined by the Compensation Committee. Options generally vest over a period of four years, vesting as to 25 percent on the first anniversary and 1/48th per month thereafter.

Exercise.......................   The optionee can choose to pay the exercise
                                  price of the option with cash or with proceeds from a cashless exercise. In a cashless exercise, the optionee irrevocably instructs his or her stockbroker to sell the shares to be acquired upon exercise of the option and pay the exercise price to us. With the administrator's approval, the optionee can also exercise options by delivering a promissory note to Extended Systems in the amount of the exercise price. Promissory notes are interest bearing, have a term equal to or less than five years and are collateralized by a pledge of the shares purchased by the promissory note. The administrator does not currently allow the payment of the exercise price of options with a promissory note. The administrator can also allow the payment of the exercise price through the surrender of shares of our common stock that the option holder has held for at least six months before the date of exercise of the options.

Transferability................   During the lifetime of the optionee, an option
                                  is exercisable only by the optionee. An option may not be transferred or assigned, except by will or the laws of descent and distribution.

Termination of employment......   An optionee has three months from the date of
                                  termination of employment, except by reason of death or disability, to exercise the vested portion of the option. In the event of termination of employment due to death or disability, an optionee (or his or her legal representative) may exercise the vested option within 12 months after the date of termination of employment. In the event of an involuntary termination as a result of a change in control, an optionee's unvested options will vest in the amount of 100% and become immediately exercisable.

Merger or asset sale...........   If we merge with or into another corporation
                                  or sell substantially all of our assets, the successor corporation is required under the 1998 Stock Plan to assume or substitute each outstanding option under plan. If the successor corporation refuses to assume or substitute for options, the outstanding options under the plan immediately become 100% vested and the optionee will have the right to exercise all of his outstanding options.

Term of plan...................   The plan will expire on March 3, 2008, unless
                                  our Board of Directors terminates it earlier.

Amendment of plan..............   The Board may at any time amend the 1998 Stock
                                  Plan, but is required to obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with any applicable laws and regulations.

PLAN BENEFITS. The number of awards (if any) that may be granted to employees, directors and consultants under the 1998 Stock Plan is subject to the discretion of the Compensation Committee. As of the date of this proxy statement, there has been no determination by the Compensation Committee with respect to future awards under the 1998 Stock Plan. Accordingly, future awards under the 1998 Stock Plan are not determinable. The following table sets forth information with respect to the grant of options and awards of restricted stock under the 1998 Stock Plan during fiscal 2004 to (i) each executive officer named in the Summary Compensation Table (ii) all current executive officers as a group, (iii) all current directors as a group and (iv) all employees who are not executive officers or directors as a group:

                                                                          WEIGHTED AVERAGE                          FAIR MARKET
                                                      NUMBER OF SHARES   EXERCISE PRICE PER       NUMBER OF        VALUE ON DATE
                                                     SUBJECT TO OPTIONS        SHARE          RESTRICTED SHARES    OF RESTRICTED
                                                         GRANTED (#)           ($/SH)             ISSUED (#)        AWARD ($/SH)
                                                         -----------           ------             ----------        ------------
OFFICERS NAMED IN
  SUMMARY COMPENSATION TABLE:
Charles W. Jepson....................................       253,333            $5.20                  ---                ---
Kerrin Pease.........................................        34,575            $4.59                5,425              $4.41
Mark A. Willnerd.....................................        37,380            $4.55                2,620              $4.41
Nigel S. Doust.......................................        48,530            $4.57                1,470              $4.41
Steven D. Simpson....................................           ---              ---                  ---                ---
David Willis (1).....................................        90,000            $4.07                  ---                ---

All current executive officers as a group............       633,818            $4.82                9,515              $4.41
All current directors as a group.....................           ---              ---                2,688              $6.15
All employees who are not executive officers
    as a group.......................................       458,005            $4.73              125,426              $4.41

(1) Mr. Willis' employment with the Company terminated on September 7, 2004.

U.S. FEDERAL INCOME TAX CONSEQUENCES TO OPTIONEES.

For U.S. federal income tax purposes, under existing tax laws, an optionee generally does not realize taxable income at the time of the grant of an option or award of restricted stock. Pursuant to recently adopted legislation, however, a holder of an option with an exercise price less than fair market value on the date of grant may be taxed upon vesting of the option.

An optionee has no taxable income upon exercise of an incentive stock option (except that alternative minimum tax may apply) and generally does not realize taxable income until the sale of the shares received upon exercise of the option. If the optionee does not sell the shares for at least two years after grant and one year after exercise of the option, any gain or loss realized generally is treated as long-term capital gain or loss. Under these circumstances, Extended Systems is not entitled to a compensation expense deduction in connection with the grant or the exercise of the option. If the optionee sells the shares prior to two years after grant or one year after exercise, the difference between (i) the lesser of the amount realized upon sale of the shares or the fair market value on the date of grant and (ii) the option price generally is taxable as ordinary income to the optionee and generally is deductible by Extended Systems for U.S. federal income tax purposes.

Upon the exercise of a non-statutory stock option with an exercise price not less than fair market value on the date of grant, the optionee realizes ordinary income in the amount of the difference between the option price and the fair market value of the shares on the date of exercise and Extended Systems is entitled to a compensation expense deduction. Upon lapse of our repurchase right on a restricted stock award, the award recipient realizes ordinary income in the amount of the difference between the par value and the fair market value of the shares on the date of lapse of the repurchase right and Extended Systems generally is entitled to a compensation expense deduction in the same amount, unless the award recipient has made a election to be taxed at the time of the original transfer of the stock. If the award recipient has made such an election, the award recipient realizes ordinary income equal to the fair market value of the shares on the date of transfer and Extended Systems generally is entitled to a compensation expense deduction in the same amount. Upon the subsequent sale of previously restricted stock or shares received in the exercise of non-statutory stock options, the optionee realizes a capital gain or loss, which will be short or long-term depending on the period for which the shares are held prior to the sale. The gain or loss is equal to the difference between the fair market value of the shares on the date of exercise of the option and the amount realized on the sale, in the case of an option, and the difference between the fair market value of the shares on the date on which the right of repurchase lapsed (or the date of original transfer of the shares if the award recipient elected to be taxed on that date) and the amount realized on the date of sale, in the case of a restricted stock award.

THE ABOVE IS ONLY A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON THE OPTIONEE AND EXTENDED SYSTEMS WITH RESPECT TO THE SHARES ACQUIRED UNDER THE 1998 STOCK PLAN. You should reference the applicable provisions of the Internal Revenue Code. In addition, the summary does not discuss the tax consequences of an optionee's death or the income tax laws of any state or foreign country in which the optionee may reside.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF THE AMENDMENT TO THE 1998 STOCK PLAN.

                                  PROPOSAL FOUR

             INCREASE IN THE NUMBER OF SHARES RESERVED FOR ISSUANCE
                       UNDER OUR 1998 DIRECTOR OPTION PLAN

You are being asked to approve an increase by 200,000 in the number of shares reserved for issuance under our 1998 Director Option Plan ("Director Plan"). Our Board of Directors approved this increase in August 2004.

PLAN ACTIVITY
-------------

As of September 30, 2004, options to purchase an aggregate of 22,917 shares of common stock under the Director Plan had been exercised, 32,681 shares of restricted stock had been issued and options to purchase 182,500 shares were outstanding. Without taking into account this proposal, 136,902 shares remained available for future option grants or restricted stock awards at September 30, 2004.

DESCRIPTION OF THE 1998 DIRECTOR OPTION PLAN AND OPTION TERMS
-------------------------------------------------------------

The following is a summary of the principal provisions of our Director Plan, but it is not intended to be a complete description of all of the terms and provisions of the plan. We will furnish a copy of the Director Plan to you upon written request to our Secretary at our principal executive offices listed on the first page of this proxy statement.

HISTORY. Our Director Plan was adopted by the Board of Directors in December 1997 and approved by the stockholders in January 1998. The plan became effective on March 4, 1998 in conjunction with the effectiveness of the registration statement relating to our initial public offering. The Board of Directors initially reserved a total of 250,000 shares of common stock for issuance under the Director Plan and our stockholders approved a 125,000-share increase in the number of shares reserved for issuance under the plan on December 11, 2004.

PURPOSE. The Director Plan is intended to:

o provide compensation and incentives to our Board of Directors whose present and potential contributions are important to our continued success;
o    promote the success of our business; and
o    enable us to continue to attract and retain the best available talent.

SUMMARY OF THE DIRECTOR PLAN, OPTIONS AND RESTRICTED STOCK.

Administration...................   Our Director Plan is nondiscretionary and
                                    there is no administrator.

Eligibility......................   Directors are granted options and restricted
                                    stock under the plan. All grants are
                                    automatic, non-discretionary grants. See
                                    "CORPORATE GOVERNANCE - Director
                                    Compensation." As of September 30, 2004, seven persons were eligible to receive options under the Director Plan.

Exercise Price...................   The exercise price of options granted under
                                    the Director Plan is the fair market value on the date of grant. For restricted stock, the shares received are outstanding common stock and the director must pay the Company par value of $0.001 per share.

Option Term......................   The term of options granted under the
                                    Director Plan is 10 years. Restricted stock awards do not have a term.

Vesting/Right of Repurchase......   The initial option grant vests over a period
                                    of three years, vesting in the amount of one-third on the first anniversary of the grant and 1/36th per month thereafter. The annual option grant vests on the earlier of the first anniversary date or the date of the next annual stockholders meeting. The repurchase option we have on restricted stock grants lapses over a period of three years, with the right lapsing as to one-third of the shares on each anniversary of the date of the restricted stock grant.
                                    The repurchase option
                                    we have lapses in its entirety on the
                                    earlier of the first anniversary date or the next annual meeting date if the director attends 75% of all board meetings, Audit
                                    Committee meetings or Compensation Committee meetings, as applicable.

Exercise.........................   The director pays the exercise price of the
                                    option with cash. Although the Company does not currently have a cashless exercise program in place for the Director Plan, the Company may implement a cashless exercise program and allow a director to participate.
                                    The director can also pay the exercise price through the surrender of shares of our common stock that the outside director has held for at least six months before the date of exercise of the options.

Transferability..................   During the term of an option, an option is
                                    exercisable only by the optionee. An option may not be transferred or assigned, except by will or the laws of descent and distribution.

Termination of director status...   A director has twelve months from the date
                                    of termination as a director to exercise a vested stock option.

Merger or asset sale.............   If we merge with or into another corporation
                                    or sell substantially all of our assets, the successor corporation is required under the Director Plan to assume or substitute each outstanding option and restricted stock award under the Director Plan. If the successor corporation refuses to assume or substitute for options or restricted stock awards, the outstanding options under the Director Plan immediately become 100% vested and the optionee has the right to exercise all of their outstanding options or the right of repurchase we have lapses in its entirety and the successor corporation will have no further right to repurchase a portion of the restricted stock award.

Term of Director Plan............   The Director Plan will expire in March 2008,
                                    unless our Board of Directors terminates it earlier.

Amendment of Director Plan.......   Without the prior approval of our
                                    stockholders, the Board may amend the
                                    Director Plan, except for any amendment that would modify the terms of the automatic, nondiscretionary grants to outside directors or make the terms on which options or restricted stock may be granted materially more generous or would increase the maximum number of shares of the Director Plan.

PLAN BENEFITS. The number of awards (if any) that may be granted to directors under the Director Plan are automatic and non-discretionary. See "CORPORATE GOVERNANCE - Director Compensation." The following table sets forth information with respect to the grant of options under the Director Plan during fiscal 2004:

                              NUMBER OF SHARES         WEIGHTED AVERAGE                               FAIR MARKET VALUE ON
                             SUBJECT TO OPTIONS    EXERCISE PRICE PER SHARE    NUMBER OF RESTRICTED    DATE OF RESTRICTED
NAME                            GRANTED (#)                 ($/SH)               SHARES ISSUED (#)        AWARD ($/SH)
-----                           -----------                 ------               -----------------        ------------
CURRENT DIRECTORS:
James R. Bean ...............      20,000                    $4.91                 3,440                     $4.65
Archie Clemins ..............      20,000                    $4.01                 3,440                     $4.65
Robert Frankenberg ..........      20,000                    $4.01                 5,052                     $4.65
Ralph Godfrey ...............      20,000                    $4.01                 3,440                     $4.65
Klaus-Dieter Laidig .........      20,000                    $6.04                  --                       $4.65
Jody B. Olson ...............      20,000                    $4.91                 6,128                     $4.65
Raymond A. Smelek ...........      10,000                    $4.65                 7,741                     $4.65

FORMER DIRECTORS:
John M. Russell (1) .........      10,000                    $4.65                 6,128                     $4.65

-------------------

(1) On January 6, 2004, the date Mr. Russell resigned from the Extended Systems Board of Directors, these options expired unvested and the restricted stock was repurchased by the Company.

U.S. FEDERAL INCOME TAX CONSEQUENCES TO OPTIONEES.

For U.S. federal income tax purposes, under existing tax laws, an optionee generally does not realize taxable income at the time of the grant of an option or award of restricted stock. Pursuant to recently adopted legislation, however, a holder of an option with an exercise price less than fair market value on the date of grant may be taxed upon vesting of the option. Upon the exercise of a non-statutory stock option with an exercise price not less than fair market value on the date of grant, the optionee realizes ordinary income in the amount of the difference between the option price and the fair market value of the shares on the date of exercise and Extended Systems is entitled to a compensation expense deduction. Upon lapse of our repurchase right on a restricted stock award, the award recipient realizes ordinary income in the amount of the difference between the par value and the fair market value of the shares on the date of lapse of the repurchase right and Extended Systems generally is entitled to a compensation expense deduction in the same amount, unless the award recipient has made a election to be taxed at the time of the original transfer of the stock. If the award recipient has made such an election, the award recipient realizes ordinary income equal to the fair market value of the shares on the date of transfer and Extended Systems generally is entitled to a compensation expense deduction in the same amount. Upon the subsequent sale of previously restricted stock or shares received in the exercise of non-statutory stock options, the optionee realizes a capital gain or loss, which will be short or long-term depending on the period for which the shares are held prior to the sale. The gain or loss is equal to the difference between the fair market value of the shares on the date of exercise of the option and the amount realized on the sale, in the case of an option, and the difference between the fair market value of the shares on the date on which the right of repurchase lapsed (or the date of original transfer of the shares if the award recipient elected to be taxed on that date) and the amount realized on the date of sale, in the case of a restricted stock award.

THE ABOVE IS ONLY A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON THE OPTIONEE AND EXTENDED SYSTEMS WITH RESPECT TO THE SHARES ACQUIRED UNDER THE DIRECTOR PLAN. You should reference the applicable provisions of the Internal Revenue Code. In addition, the summary does not discuss the tax consequences of an optionee's death or the income tax laws of any state or foreign country in which the optionee may reside.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF THE AMENDMENT TO THE DIRECTOR PLAN.

                                  PROPOSAL FIVE

             INCREASE IN THE NUMBER OF SHARES RESERVED FOR ISSUANCE
                   UNDER OUR 2001 APPROVED SHARE OPTION SCHEME

You are being asked to approve an increase by 25,000 in the number of shares reserved for issuance under our 2001 Approved Share Option Scheme (the "Scheme"). Our Board of Directors approved this increase in August 2004.

PLAN ACTIVITY
-------------

As of September 30, 2004, 3,167 options granted under the Scheme had been exercised, and options to purchase 120,819 shares were outstanding. Without taking into account this proposal, 26,014 shares remained available for future grant under the Scheme at September 30, 2004.

DESCRIPTION OF THE SCHEME AND OPTION TERMS
------------------------------------------

The following is a summary of the principal provisions of our Scheme, but it is not intended to be a complete description of all of the terms and provisions of the plan. We will furnish a copy of the Scheme to you upon written request to our Secretary at our principal executive offices listed on the first page of this proxy statement.

HISTORY. Our Board of Directors adopted the Scheme in January 2001, and the Inland Revenue of the United Kingdom approved the Scheme on February 19, 2001. The Board of Directors determines the number of shares of common stock to be reserved for issuance under the Scheme. They approved 100,000 shares of common stock reserved for issuance under the Scheme in January 2001. Our stockholders approved increases in the number of shares reserved for issuance under the Scheme of 25,000 October 24, 2002 and 25,000 on December 11, 2003.

PURPOSE. The Scheme is intended to:

o provide additional compensation and incentives to individuals in the United Kingdom whose present and potential contributions are important to our continued success;
o    promote the success of our business; and
o    enable us to continue to attract and retain the best available talent.

SUMMARY OF THE SCHEME AND OPTIONS.

Administration....................   Our Compensation Committee currently
                                     administers the Scheme. Subject to the
                                     terms of the Scheme, the Compensation
                                     Committee, based on recommendations from management, determines:

                                     o who will receive awards;
                                     o the number of shares subject to each
                                     award;
                                     o the terms and conditions of the awards;
                                     and
                                     o the grant date.

                                     The Compensation Committee also has the
                                     authority to construe and interpret any of the provisions of the Scheme or any options granted under the Scheme.

Eligibility.......................   Regular employees, directors and
                                     consultants may be granted options under the Scheme up to, but not in excess of (pound)30,000 (converted from U.S. dollars to British pounds on the date of grant). As of September 30, 2004, approximately 25 persons were eligible to receive options under the Scheme.

Exercise Price....................   The exercise price of options granted under
                                     the Scheme is determined by the
                                     Compensation Committee, generally the fair market value on the date of grant.

Term..............................   The term of options granted under the
                                     Scheme is generally 10 years, but can be a shorter period at the discretion of the Compensation Committee.

Vesting...........................   The vesting schedule of options granted
                                     under the Scheme is determined by the
                                     Compensation Committee. Options generally vest over a period of four years, vesting as to 25% of the shares on the first anniversary of the grant and 1/48th per month thereafter.

Exercise..........................   The optionee can pay the exercise price of
                                     the option with cash.

Transferability...................   During the lifetime of the optionee, an
                                     option is exercisable only by the optionee.
                                     An option may not be transferred or
                                     assigned, except by will or the laws of
                                     descent and distribution.

Termination of employment.........   An optionee has three months from the date
                                     of termination of employment, except by
                                     reason of death or disability, to exercise the vested portion of an option. In the event of termination of employment due to death or disability, an optionee (or his legal representative) may exercise the vested portion of an option within 12 months after the date of termination of employment. In the event of termination as a result of a change of control, members of the Company's executive management team may exercise their vested options within 24 months after the date of termination of employment.

Merger or asset sale..............   If we merge with or into another
                                     corporation or sell substantially all of our assets, the successor corporation is required under the Scheme to assume or substitute each outstanding option under the Scheme. If the successor corporation refuses to assume or substitute for options, the outstanding options under the plan immediately become 100% vested and the optionee will have the right to exercise all of his outstanding options.

Term of Scheme....................   The Scheme will expire in January 2011,
                                     unless our Board of Directors
                                     terminates it earlier.

Amendment of Scheme...............   The Board may amend the Scheme, except for
                                     any amendment that would make the terms on which options may be granted materially more generous or would increase the maximum number of shares of the Scheme without the prior approval of our stockholders. No amendment shall have effect until approval by Inland Revenue of the United Kingdom.

PLAN BENEFITS. The number of awards (if any) that may be granted to employees, directors and consultants under the Scheme is subject to the discretion of the Compensation Committee. As of the date of this proxy statement, there has been no determination by the Compensation Committee with respect to future awards under the Scheme. Accordingly, future awards under the Scheme are not determinable. The following table sets forth information with respect to the grant of options under the Scheme during the last fiscal year to (i) all current executive officers as a group, and (ii) all employees who are not executive officers as a group. No directors received an award from the Scheme in fiscal 2004.

                                                NUMBER OF SHARES         WEIGHTED AVERAGE
                                               SUBJECT TO OPTIONS    EXERCISE PRICE PER SHARE
       NAME AND POSITION                           GRANTED (#)                ($/SH)
       -----------------                           -----------                ------
       All employees who are
            not executive officers as
            a group.......................          50,550                     $5.26

UNITED KINGDOM INCOME TAX CONSEQUENCES TO OPTIONEES.

Since the grant of an option made under the Scheme is made under an Inland Revenue Approved Share Scheme, the optionee can be granted an option covering shares with a market value of up to (pound)30,000 (converted from U.S. dollars to British pounds on the date of grant) that is eligible for preferential tax treatment in THE United Kingdom if the optionee exercises the option within certain parameters. If the optionee qualifies for preferential tax treatment, there is no income tax charge incurred at the time of exercise.

To qualify for this tax treatment, the optionee must wait to exercise his or her options until at least three years after the grant date (or until at least three years from the date of the exercise of an option that benefited from preferred tax treatment under this or any other Inland Revenue approved scheme, if later.) Additionally, the exercise of the option must be made in accordance with the rules of the Scheme and must be made while the Scheme retains formal Inland Revenue approval.

If the optionee exercises his or her option under qualifying circumstances, then the optionee is subject to capital gains tax on the entire gain (i.e., the difference between the sales price and the exercise price) at the time of sale. Capital gains are subject to tapering relief (the taper period would run from the time the shares are purchased, i.e., the date of exercise) and the annual exemption.

If the optionee chooses to exercise his or her option before the expiration of the holding period, the optionee would be subject to U.K. income tax on the difference between the fair market value of the shares at the time of exercise and the exercise price, which would be due at the end of the tax year in which the exercise occurs. If the optionee exercises his or her option under non-qualifying circumstances, then at the time of sale the optionee may be liable for capital gains tax on the difference between the sale price and the fair market value of the shares at the time of exercise.

There is no National Insurance Contribution arising on the exercise of the option even if the exercise does not take place under qualifying circumstances, unless exceptional circumstances apply such as the option was invalidly or improperly granted.

THE ABOVE IS ONLY A SUMMARY OF THE EFFECT OF THE UNITED KINGDOM INCOME TAX CONSEQUENCES AND NATIONAL INSURANCE CONTRIBUTION TREATMENT UPON THE OPTIONEE WITH RESPECT TO THE SHARES PURCHASED UNDER THE SCHEME. In addition, the summary does not discuss the tax consequences of an optionee's death or the income tax laws of any other country or any municipality or state in which the optionee may reside.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF THE AMENDMENT TO THE SCHEME.

     CHANGES IN THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP ("PwC") audited the Company's financial statements for the fiscal year ended June 30, 2004 that were included in the Company's most recent Annual Report on Form 10-K and audited the Company's financial statements for all prior years since the Company's inception in 1984. In June 2004, the audit committee of the Board of Directors requested proposals for external audit services for our fiscal year ending June 30, 2005 from three firms, including PwC, the incumbent independent registered public accounting firm. On July 26, 2004, PwC notified the audit committee the firm would not be submitting a proposal to provide audit services for our fiscal year ending June 30, 2005 and that the firm declined to stand for re-election as our independent registered public accounting firm. The engagement of PwC as our independent registered public accounting firm ceased on September 29, 2004, the date upon which PwC completed its audit procedures on our financial statements as of and for the year ended June 30, 2004. A representative of PwC is not expected to be present at the 2004 Annual Meeting.

PwC's reports on the Company's financial statements as of and for the years ended June 30, 2004 and 2003 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

For the years ended June 30, 2004 and 2003 and through September 29, 2004, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PwC would have caused them to make reference thereto in their reports on the financial statements for those years and there were no reportable events as defined in Regulation S-K item 304(a)(1)(v)).

The Company requested that PwC furnish it with a letter addressed to the SEC stating whether or not it agreed with the above statements concerning PwC. A copy of this letter, dated October 5, 2004, was filed as Exhibit 16 to the Form 8-K Current Report the Company filed on October 5, 2004.

The audit committee selected Deloitte & Touche LLP ("Deloitte") as our independent registered public accounting firm for the fiscal year ending June 30, 2005 and Deloitte advised us of its acceptance of this appointment effective October 1, 2004. However, a formal engagement letter was not executed between the Company and Deloitte. On October 6, 2004, we advised Deloitte that we had discovered that one of Deloitte's member firms had completed work in the first two months of the fiscal year. Deloitte verified it had provided prohibited bookkeeping services (for total consideration of approximately (euro)1,200) to an immaterial non-U.S. subsidiary of ours prior to the time it accepted the appointment as our independent accountants. We immediately destroyed the results of the prohibited services performed by Deloitte and had the bookkeeping work performed again by members of our accounting staff. However, on October 28, 2004, Deloitte advised us that as a result of these de minimis services, Deloitte could not be independent and would not be able to proceed with the engagement for our fiscal year ending June 30, 2005. Deloitte had not commenced any review of our financial statements and the withdrawal of Deloitte from the engagement was not a result of any disagreement between Deloitte and the Company. We requested that Deloitte furnish us with a letter addressed to the Securities and Exchange Commission stating whether or not it agreed with the above statements regarding Deloitte. A copy of such letter, dated October 28, 2004, is filed with our Form 8-K filed on the same date.

We have not yet engaged another independent registered public accounting firm, although we are actively engaged in discussions with several candidates.

                   INDEPENDENT REGISTERED ACCOUNTING FIRM FEES

The following table sets forth the aggregate fees plus reimbursed expenses billed to the Company or to be billed for the fiscal years ended June 30, 2004 and 2003 by PwC, our former independent registered public accounting firm:

                                              Fiscal 2004      Fiscal 2003
                                              -----------      -----------
Audit Fees (1)                                 $287,448         $173,718
Audit-Related Fees (2)                              ---           15,000
Tax Fees (3)                                        ---              ---
All Other Fees (4)                               66,000            2,360
                                               --------         --------
  Total                                        $353,448         $191,078

(1) Audit Fees consist of fees billed for professional services rendered for the audit of our annual consolidated financial statements and review of interim consolidated financial statements included in our Form 10-Q quarterly reports and services that are normally provided in connection with statutory and regulatory filings or engagements.

(2) Audit-Related Fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under "Audit Fees." In fiscal 2003 these services consist of services rendered in connection with the filing of Form S-8 registration statements.

(3) Tax Fees consist of fees billed for professional services rendered for tax compliance, tax advice and tax planning.

(4) All Other Fees consist of fees for products and services other than the services reported above. In fiscal 2004 fees were charged for due diligence services pertaining to a potential business acquisition and in fiscal 2003 fees were charged for PwC's accounting research subscription service.

                      PRE-APPROVAL POLICIES AND PROCEDURES

The Audit Committee meets with the Company's independent registered accounting firm to approve the annual scope of accounting services to be performed, including all audit, audit-related, and non-audit services, and the related fee estimates. The Audit Committee also meets with the Company's independent registered accounting firm, on a quarterly basis, following completion of their quarterly reviews and annual audit before the Company's earnings announcements, to review the results of their work. As appropriate, management and the Company's independent registered accounting firm update the Audit Committee with material changes to any service engagement and related fee estimates as compared to amounts previously approved.

Under its charter, the Audit Committee has the authority and responsibility to review and approve, in advance, any audit and proposed permissible non-audit services to be provided to the Company by its independent registered public accounting firm.

                    EXECUTIVE COMPENSATION AND OTHER MATTERS

                             EXECUTIVE COMPENSATION

We have included in the following table all compensation earned during the last three years by our Chief Executive Officer, our former Chief Executive Officer and our four other most highly compensated executive officers whose total compensation from Extended Systems during fiscal 2004 exceeded $100,000 (the "Named Executive Officers"). Mr. Jepson, our current President and Chief Executive Officer, began serving in that role in August 2003. Mr. Simpson served as our President and Chief Executive Officer throughout fiscal 2003 and ceased serving in that role in August 2003. See "Certain Transactions" for a description of our separation agreement with Mr. Simpson.

                                                    ANNUAL COMPENSATION               LONG-TERM COMPENSATION AWARDS
                                                    -------------------               -----------------------------
                                                                               RESTRICTED     SECURITIES
                                  FISCAL                                         STOCK        UNDERLYING         ALL OTHER
NAME AND POSITION                  YEAR             SALARY      BONUS(1)        AWARDS(9)     OPTIONS(#)       COMPENSATION
-----------------                                                                               ----
Charles W. Jepson..............    2004            $202,831     $   -               -          253,333           $ 20,852(2)
     President and Chief           2003              38,829         -               -          180,000               -
     Executive Officer             2002                   -         -               -             -                  -

Steven D. Simpson..............    2004              44,409         -               -             -               764,337(3)
     Former President and          2003             254,375         -               -           75,000              4,425(4)
     Chief Executive Officer       2002             255,000         -               -          100,000              6,100(4)

Nigel S. Doust.................    2004             152,631      189,810           6,483        48,530             18,798(5)
    Vice President of Europe,      2003                   -         -               -           70,000               -
    Middle East and Africa         2002                   -         -               -             -                  -

Kerrin Pease...................    2004             160,348         -             23,924        34,575               -
     Vice President of             2003             159,966         -               -           75,000              2,633(4)
     Research and                  2002             153,966         -               -           25,000              2,453(4)
     Development

David Willis (7)...............    2004              91,382      76,045             -           90,000             35,196(8)
    Vice President of North        2003                   -         -               -             -                  -
    American Sales                 2002                   -         -               -             -                  -

Mark A. Willnerd ..............    2004             118,746         -             11,554        37,380               -
     Vice President of             2003             101,148         -               -           15,000              1,673(4)
    Business Development           2002              96,140         -               -            2,000              3,884(6)

-------------------
     (1)  Includes quarterly sales commissions.
     (2)  Consists of reimbursed moving expenses.
     (3) Consists of $267,024 of severance and $487,313 of stock option compensation recognized upon exercise of non-qualified stock options.
     (4)  Consists of contributions to our defined contribution plans.
     (5)  Consists of a monthly car allowance.
     (6) Includes $2,884 in contributions to our defined contribution plans and $1,000 for a computer subsidy.
     (7)  Mr. Willis' employment with the Company terminated on September 7,
          2004.
     (8)  Consists of reimbursed commuting costs and related gross up.
     (9) Represents the value of restricted shares granted based on the closing market price of common stock on the grant date. On October 31, 2003, restricted stock grants were made to Mr. Doust for 1,470 shares, Mr. Pease for 5,425 shares and Mr. Willnerd for 2,620 shares. At June 30, 2004 the value of the aggregate 9,515 restricted shares held by these individuals was $47,575 based on the Company's closing market price of $5.00 on that date. The restrictions lapse with respect to all of the shares on the one-year anniversary of the grant date, unless employment terminates before that date, in which case the restricted shares are forfeited. These shares are entitled to receive dividends, if and when declared by the Company.

                        OPTION GRANTS DURING FISCAL 2004

The following table includes information on grants of options to purchase shares of our common stock that we made to the Named Executive Officers during fiscal 2004. All options set forth in the following table vested over a four-year period and had 10-year terms except for options granted on December 11, 2003, which had a five-year vesting schedule and were subject to accelerated vesting if certain performance measurements would have been met in fiscal 2004. We calculated the potential realizable value based on the following:

o    the term of the option on its grant date;
o the assumption that the stock price on the date of grant appreciates at the indicated annual rate compounded annually for the entire term of the option; and
o the assumption that the option is exercised and sold on the last day of its term for the appreciated price.

Actual gains, if any, on stock option exercises are dependent on the future performance of our common stock and overall stock market conditions.

                                                   % OF TOTAL                                         POTENTIAL REALIZABLE VALUE
                                  NUMBER OF          OPTIONS                                                 AT ASSUMED
                                    SHARES          GRANTED TO     EXERCISE                             ANNUAL RATES OF STOCK
                                  UNDERLYING       EMPLOYEES IN    PRICE PER      EXPIRATION              PRICE APPRECIATION
NAME                            OPTIONS GRANTED     FISCAL 2003      SHARE           DATE                  FOR OPTION TERM
----                            ---------------     -----------      -----           ----                  ---------------
                                                                                                          5%             10%
                                                                                                          --             ---
Charles W. Jepson..............      213,333            13.9%        $5.00          08/22/13         $  670,819      $1,699,989
                                      40,000                          6.24          04/26/14            156,972         397,799
                                     -------                                                         ----------      ----------
                                     253,333                                                            827,791       2,097,788

Nigel S. Doust.................       28,530                          4.51          10/21/13             80,920         205,067
                                      20,000                          4.65          12/11/13             58,487         148,218
                                     -------                                                         ----------      ----------
                                      48,530             2.7                                            139,407         353,285

Kerrin Pease...................       14,575                          4.51          10/21/13             41,339         104,762
                                      20,000                          4.65          12/11/13             58,487         148,218
                                     -------                                                         ----------      ----------
                                      34,575             1.9                                             99,826         252,980

David Willis (1)...............       70,000                          3.90          10/27/13            171,688         435,092
                                      20,000                          4.65          12/11/13             58,487         148,218
                                     -------                                                         ----------      ----------
                                      90,000             4.9                                            230,175         583,310

Mark A. Willnerd...............       27,380                          4.51          10/21/13             77,658         196,801
                                      10,000                          4.65          12/11/13             29,244          74,109
                                     -------                                                         ----------      ----------
                                      37,380             2.1                                            106,902         270,910

(1) Mr. Willis' employment with the Company terminated on September 7, 2004.

                     FISCAL 2004 AGGREGATED OPTION EXERCISES
                                AND OPTION VALUES

The following table includes information regarding the number of shares acquired through the exercise of stock options during fiscal 2004 by each of the Named Executive Officers and the value of unexercised options as of June 30, 2004. We have also included the values of "in-the-money" options that represent the positive "spread" between the respective exercise prices of outstanding stock options and the fair market value of our common stock as of June 30, 2004, as determined by the Board of Directors.

We calculated the value of unexercised "in-the-money" options based on a price of $5.00 per share, which was the closing sales price of our common stock on June 30, 2004, as reported by the Nasdaq National Market System, minus the exercise price. Amounts reflected do not necessarily indicate that the optionee sold the shares of common stock.

                                                                NUMBER OF SECURITIES
                                   SHARES                      UNDERLYING UNEXERCISED          VALUE OF UNEXERCISED
                                ACQUIRED ON       VALUE           OPTIONS AT FISCAL            IN-THE-MONEY OPTIONS
                                  EXERCISE      REALIZED               YEAR END                 AT FISCAL YEAR END
                                  --------      --------               --------                 ------------------
NAME                                                           EXERCISABLE  UNEXERCISABLE   EXERCISABLE  UNEXERCISABLE
----                                                           -----------  -------------   -----------  -------------
Charles W. Jepson .........          8,750     $    6,125         60,000        373,333     $  206,998     $  414,002

Steven D. Simpson .........        175,000        497,313        345,000           --           25,000           --

Nigel S. Doust ............           --             --           20,418         98,112         19,193         67,587

Kerrin Pease ..............           --             --           49,896         84,679         93,131        135,661

David Willis (1) ..........           --             --             --           90,000           --           84,000

Mark A. Willnerd ..........           --             --           30,426         46,463         30,174         29,699

(1) Mr. Willis' employment with the Company terminated on September 7, 2004.

       SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table sets forth information regarding our equity compensation plans as of June 30, 2004:

                                                                                                NUMBER OF SECURITIES
                                                                                              REMAINING AVAILABLE FOR
                                     NUMBER OF SECURITIES TO         WEIGHTED-AVERAGE          FUTURE ISSUANCE UNDER
                                     BE ISSUED UPON EXERCISE         EXERCISE PRICE OF          EQUITY COMPENSATION
                                     OF OUTSTANDING OPTIONS,        OUTSTANDING OPTIONS,     PLANS (EXCLUDING SECURITIES
                                       WARRANTS AND RIGHTS          WARRANTS AND RIGHTS        REFLECTED IN COLUMN (A))
PLAN CATEGORY                                 (A)                          (B)                         (C)
--------------------------------------------------------------------------------------------------------------------------
Equity compensation plans
   approved by
   shareholders(1).....................     3,213,889                   $   8.11                      980,980

Equity compensation plans
   not approved
   by shareholders(2)..................        35,000                   $   7.35                         --

Total..................................     3,248,889                   $   8.10                      980,980

-----------------
(1) INCENTIVE STOCK OPTION PLANS

    The aggregate number of shares of common stock for which options may be granted under the 2001 Approved Share Option Scheme is 150,000. The term of these non-transferable stock options may not exceed ten years. The exercise price is generally the fair market value on the date of grant or at a price determined by our directors. During the years ended June 30, 2004 and 2003, the Company granted options to purchase 50,550 and 58,466 shares, respectively. At June 30, 2004, 123,342 options were outstanding under the 2001 Approved Share Option Scheme, of which 45,979 options were exercisable.

    The aggregate number of shares of common stock for which options may be granted under the 1998 Stock Plan is 4,050,000. The term of these non-transferable stock options may not exceed ten years. The exercise price is generally the fair market value on the date of grant or at a price determined by our directors. During the years ended June 30, 2004 and 2003, the Company granted options to purchase 1,629,445 and 1,195,309 shares, respectively. At June 30, 2004, 2,766,409 options were outstanding under the 1998 Stock Plan, of which 1,329,181 options were exercisable.

    The aggregate number of shares of common stock for which options have been granted under the 1994 Stock Plan is 2,666,667. The term of these non-transferable stock options may not exceed ten years. The exercise price is generally the fair market value on the date of grant or at a price determined by our directors. During the years ended June 30, 2004 and 2003, there were no options granted under the 1994 Stock Plan. At June 30, 2004, 134,971 options were outstanding and exercisable under the 1994 Stock Plan.

    NON-QUALIFIED STOCK PLANS

    The aggregate number of shares of common stock for which options have been granted under the 1987 Restricted Stock Option Plan is 1,668,334. The term of these non-transferable stock options may not exceed ten years. The terms, such as exercise price of the options, were determined at the date of grant. The plan terminated in September 1997. At June 30, 2004, 6,667 options were outstanding and exercisable under the 1987 Restricted Stock Option Plan.

    The aggregate number of shares of common stock for which options may be granted under the 1998 Director Stock Plan is 375,000. The term of these non-transferable stock options may not exceed ten years. The exercise price is generally the fair market value on the date of grant. During the years ended June 30, 2004 and 2003, the Company granted options to purchase 140,000 and 45,000 shares, respectively. At June 30, 2004, 182,500 options were outstanding under the 1998 Director Stock Plan, of which 52,500 options were exercisable.

    EMPLOYEE STOCK PURCHASE PLAN

    The aggregate number of shares of common stock that are available for issuance under this plan as of June 30, 2004 is 421,810 shares and is included in column (c) above. As of June 30, 2004, there have been 1,593,811 shares issued since the plan's inception. The plan provides for annual increases in the number of shares available for issuance on each anniversary date of the plan's adoption equal to the lesser of (i) the number of shares needed to restore the maximum aggregate number of shares available to 700,000, or (ii) an amount determined by the Board of Directors.

(2) WARRANTS

    On January 15, 2002, in connection with obtaining our line of credit with Silicon Valley Bank, the Company issued stock warrants to purchase 35,000 shares of the Company's common stock at an exercise price of $7.35 per share. The warrants vested immediately upon issuance and expire seven years from the date of the grant.

               EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT

In August 2003, we entered into an agreement with Mr. Smelek, the Chairman of our Board of Directors, that provides that we will pay Mr. Smelek $7,500 in lieu of other benefits upon termination of his employment with us. The agreement also provides that we will extend the period during which he has to exercise any options to purchase our common stock until the earlier of 12 months after the termination of his service as a director or employee of our company or the date of expiration of the stock options set forth in the agreements governing those options. Mr. Smelek was paid the $7,500 pursuant to this agreement in fiscal 2004.

The Company entered into an employment agreement in August 2003 with Charles W. Jepson, our President and Chief Executive Officer, in which we agreed to pay Mr. Jepson an annual base salary of $210,000, as well as a bonus of $24,500 per quarter and an annual bonus of $42,000 if specified financial goals are met. We also agreed to give Mr. Jepson 14 days notice in the event we terminate him. On August 22, 2003, we granted him an option to acquire 213,333 shares of our common stock with a per share exercise price equal to $5.00 per share, the fair market value of our common stock on the date of grant. On April 16, 2004 the Board of Directors approved the grant to Mr. Jepson of an option to purchase 40,000 shares of our common stock at an exercise price equal to $6.24 per share in recognition of Mr. Jepson's satisfactory resolution of a business issue. Mr. Jepson's options vest as to 25% of the shares on the first anniversary of grant date and as to 1/48th of the shares monthly thereafter.

We have entered into employment agreements with our other executive officers and certain key employees. We agreed that if the individual is terminated without cause or constructively terminated, as those terms are defined below, he or she will be entitled to receive six months of his or her then base salary, $3,000 in lieu of fringe benefits ((pound)6,500 for Mr. Doust), all salary, vacation time and other benefits earned and accrued before the date of termination, and a pro rata bonus for the year in which the termination without cause or constructive termination occurs, assuming that the individual would have received a bonus. The individual must execute a mutually agreeable release of claims in order to receive the benefits described in the preceding sentence.

We also have entered into agreements with each of our U.S. executive officers and certain key employees that provide certain severance and other benefits in connection with a change in control of the Company as defined below. If terminated within 13 months of a change in control of our company for other than cause, death or disability, the individual will be entitled to receive 18 months of his or her then base salary, an amount equal to 1 1/2 times his or her annual bonus, reimbursement of up to $10,000 for usual and customary outplacement benefits, such as legal, accounting, employment placement expense, in lieu of fringe benefits, all salary, vacation time and other benefits earned and accrued before the date of termination, and continuing benefit coverage for 18 months. The individual would also be entitled to vesting in full of all options to purchase our common stock then held by him or her. In order to receive the benefits for which the individual would be eligible following termination without cause or constructive termination after a change in control, the individual must execute a mutually agreeable release of claims. We also agreed to gross-up the amount payable to an individual in an amount adequate to pay the after-tax cost of any excise tax that the covered individual may owe if any of the benefits he or she is entitled to receive under the individual's employment agreement, as amended, are characterized as "excess parachute payments" under
Section 280G of the Internal Revenue Code.

For purposes of the individual's employment agreements, as amended, constructive termination would occur if one or more of the following events occurred without his or her consent:

     o the individual is required to relocate or is required to travel on Company business to a substantially greater extent than before the change in control; or

     o the individual is assigned duties or responsibilities that are inconsistent in any respect with his or her position, the individual's compensation is reduced, or there is any action by the Company that results in a reduction in the scope or responsibility with respect to the individual's duties that is inconsistent in any respect with his or her position, authority, duties or responsibilities before the change in control.

For purposes of each covered individual's employment agreement, as amended, a change in control would occur if:

     o a person acquires 50% or more of either (A) the outstanding common stock of the Company or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote in the election of directors;

     o we merge with or are consolidated into any other corporation or entity where our stockholders immediately before the merger or consolidation do not hold at least 50% of the voting power of the resulting corporation immediately after the merger or consolidation;

     o there is a change in the make-up of the Board of Directors whereby the current incumbent members cease to constitute a majority of the Board and the new Board members were not approved by at least a majority vote of the current incumbent Board members;

     o there is a business combination and the board of directors of the resulting combined corporation is not made up of a majority of the Company's incumbent members of the Board of Directors before the business combination; or

     o    there is a complete liquidation or dissolution of the Company.

                      REPORT OF THE COMPENSATION COMMITTEE1

SUMMARY OF EXECUTIVE COMPENSATION POLICIES

Our executive compensation program is designed to:

o    enable us to attract, retain and motivate superior executive personnel;
o    align compensation with business objectives and performance; and
o align incentives for executive officers with the interests of stockholders in maximizing stockholder value.

Our executive compensation program is based on the same principles applicable to compensation decisions for all of our employees.

We are committed to maintaining a compensation program that attracts and retains the most qualified executives in the industry. To ensure that our compensation program is competitive, at least annually, we compare our compensation practices to competitive compensation data for companies of similar size and business type and the practices of other leading companies. We set parameters based on this review.

Employees, including Named Executive Officers, receive options based on the Compensation Committee's evaluation of Extended Systems' performance and the executive's individual performance. Our Compensation Committee evaluates our performance by reviewing the extent to which we meet our strategic and business plan goals, including such factors as:

o   growth;
o   profitability;
o   performance relative to competitors; and
o   timely new product introductions.

We measure overall individual performance against the following factors:

o    long-term strategic goals; o short-term business goals;
o    growth;
o    profitability;
o    the development of employees; and
o    the fostering of teamwork and other values.

The objective of our compensation practices is to compensate our Named Executive Officers in a manner that is consistent with their peers at comparable companies.

NAMED EXECUTIVE OFFICER COMPENSATION PROGRAM
--------------------------------------------

SALARY. We set a base salary range for each Named Executive Officer by reviewing the base salary for comparable positions within a broad peer group, including companies similar in size and businesses who compete with us in the recruitment and retention of senior personnel. Generally, we set our competitive salary at the midpoint for an executive officer position above the median level of those companies that we survey. We then create a salary range based on this midpoint. The range is designed to place a Named Executive Officer above or below the midpoint, according to that officer's overall individual performance.

In both setting goals and measuring an executive officer's performance against those goals, we take into account the performance of our competitors and general economic and market conditions. None of the factors included in our strategic and business goals are assigned a specific weight. Instead, we recognize that these factors may change in order to adapt to specific business challenges and to changing economic and marketplace conditions.

------------
1 This Report of the Compensation Committee, in addition to the section entitled "Report of the Audit Committee" and the section entitled "Performance Graph," are not "soliciting material," are not deemed "filed" with the SEC, and are not to be incorporated by reference in any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, regardless of date or any general incorporation language in such filing.

Over the past fiscal year, as a result of the company's lack of profitability, each Named Executive Officer, except for those with sales accountability, has been compensated below the midpoint for his or her position when compared to competitive compensation surveys. This results from a combination of a permanent 10% salary reduction instituted for all employees in a prior fiscal year, not authorizing salary increases for Named Executive Officers in fiscal 2004 and offering newly hired Named Executive Officers without sales accountability a salary below the midpoint for an executive officer position when compared to competitive compensation for those companies that we survey.

EQUITY-BASED COMPENSATION. The purpose of our equity-based compensation program is to provide employees, including Named Executive Officers, additional incentive to maximize stockholder value. Option grants to Named Executive Officers under our 1998 Stock Plan and our Scheme are designed to:

o further strengthen the link between executive compensation and stockholder return;
o provide additional incentives to executive officers that are tied to growth of our stock price over time; and
o    encourage continued employment.

Options generally vest over a period of four years and are granted at a price that is equal to the fair market value of our common stock on the date of grant. In December of 2003, Named Executive Officers were granted options that had a five-year vesting schedule and were subject to accelerated vesting if certain performance measurements were met in fiscal 2004.

CHIEF EXECUTIVE OFFICER COMPENSATION PROGRAM
--------------------------------------------

Charles W. Jepson became our President and Chief Executive
Officer in August 2003. The Compensation Committee used the same compensation policy described above to determine Mr. Jepson's fiscal 2004 compensation. In setting both the cash and equity-based elements of Mr. Jepson's compensation, the Compensation Committee made an overall assessment of his leadership in achieving Extended Systems' objectives with respect to financial results and business goals while in his previous position of Vice President of Sales.

CASH COMPENSATION. Mr. Jepson's base salary reflects a consideration of both competitive forces and Extended Systems' performance. We did not assign specific weights to these categories. In determining the amount of Mr. Jepson's salary for fiscal 2004, our Compensation Committee considered the following:

o total cash compensation for chief executive officers at all companies nationally with revenues of less than $100 million as listed in the RADFORD EXECUTIVE COMPENSATION REPORT published by the Radford Division of Aon Consulting in July 2002;
o    cash compensation at other comparable computer software companies;
o our financial results as compared to other companies within the high-technology industry; and
o    our financial performance for fiscal 2003.

As a result of this review, our Compensation Committee concluded that Mr. Jepson's base salary was in the low end of the competitive market, and his total direct compensation (including stock incentives) was competitive for chief executive officers leading companies comparable in size and complexity to Extended Systems. In August 2003, the Compensation Committee set Mr. Jepson's annual salary at $210,000. In addition, Mr. Jepson participated in a bonus program for fiscal 2004. The bonus amounts to be paid were based on achieving quarterly and annual revenue and income targets established by the committee for fiscal 2004. No bonus amounts were earned or paid to Mr. Jepson in fiscal 2004.

EQUITY-BASED COMPENSATION. Our Compensation Committee followed the same policy described above for other executive officers to determine Mr. Jepson's incentive awards.

On August 22, 2003, our Compensation Committee approved the grant to Mr. Jepson of an option to purchase 213,333 shares of common stock. In determining the size of the option to grant Mr. Jepson, our Compensation Committee reviewed Mr. Jepson's financial, operational and strategic goals for fiscal 2004 and based his compensation on an expectation of him achieving those goals. On April 16, 2004 the Compensation Committee approved the grant to Mr. Jepson of an option to purchase 40,000 shares of common stock in recognition of Mr. Jepson's satisfactory resolution of a business issue.

QUALIFYING COMPENSATION
-----------------------

Our Compensation Committee considered the potential impact of Section 162(m) of the Internal Revenue Code adopted under the Federal Revenue Reconciliation Act of 1993. Section 162(m) disallows a tax deduction for any publicly held corporation for certain executive officers' compensation that exceeds $1 million per person in any taxable year unless it is "performance-based" within the meaning of Section 162(m). Our policy is, to the extent possible, to qualify our executive officers' compensation for deductibility under the applicable tax laws.

Respectfully submitted,

Robert Frankenberg, Chairman of the Compensation Committee
Archie Clemins
Ralph Godfrey

                          REPORT OF THE AUDIT COMMITTEE

The following is the report of our Audit Committee with respect to our audited financial statements for fiscal 2004, included in our 2004 Annual Report on Form 10-K, as well as our unaudited quarterly financial statements for fiscal 2004.

The Audit Committee evaluates audit performance, manages relations with our independent accountants and evaluates policies and procedures relating to internal accounting functions and controls. The Board of Directors has adopted a written charter for the audit committee that details the responsibilities of the Audit Committee, which is attached as Appendix A to this proxy statement. This report relates to the activities undertaken by the audit committee in fulfilling its responsibilities.

The Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent accountants. The Audit Committee oversees our financial reporting process on behalf of the Board of Directors. Our management has the primary responsibility for the financial statements and reporting process, including our systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management the audited financial statements included in the Annual Report on Form 10-K for fiscal 2004. This review included a discussion of the quality and the acceptability of our financial reporting and controls, including the clarity of disclosures in the financial statements. In addition, the Audit Committee reviewed processes that already are in place as well as those that will be implemented to comply with the requirements of the Sarbanes-Oxley Act as they become effective.

The Audit Committee also reviewed and discussed with our independent accountants, who are responsible for expressing an opinion on the conformity of our audited financial statements with generally accepted accounting principles, their judgments as to the quality and the acceptability of our financial reporting and other matters required to be discussed with the Audit Committee under generally accepted auditing standards in the United States including Statement on Auditing Standards No. 61. The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Statement No. 1. The Audit Committee discussed with our independent accountants their independence from management and our company, including the matters in their written disclosures required by Independence Standards Board Statement No. 1.

The Audit Committee further discussed with our independent accountants the overall scope and plans for their audits. The Audit Committee meets periodically with the independent accountants, with and without management present, to discuss the results of the independent accountants' examinations and evaluations of our internal controls, and the overall quality of our financial reporting.

Based on the review and discussions referred to above in this report, the Audit Committee recommended to our Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for fiscal 2004, for filing with the SEC.

AUDIT, AUDIT-RELATED AND NON-AUDIT SERVICES AND FEES
----------------------------------------------------

During fiscal 2004, PwC provided Extended Systems with various audit, audit-related and non-audit services. Aggregate fees and reimbursed expenses of approximately $287,448 were billed or will be billed for professional services rendered for the annual audit and the quarterly reviews of our consolidated financial statements for fiscal 2004. Aggregate fees of approximately $66,000 were billed for professional services related to a failed acquisition. The Audit Committee believes that the provision of non-audit services during fiscal 2004 was compatible with maintaining PwC's independence and determined that those services did not adversely affect PwC `s independence.

Respectfully submitted,

Jody B. Olson, Chairman of the Audit Committee
James R. Bean
Klaus-Dieter Laidig

                                PERFORMANCE GRAPH

The following graph compares the performance of our common stock with the Nasdaq Stock Market Index (U.S.), the Nasdaq Computer & Data Processing Index, and the Russell 2000 Index for the period from June 30, 1999 to June 30, 2004. We have added the Nasdaq Computer & Data Processing Index so that our stockholders will be able to make comparisons to companies in our industry. The graph assumes that on June 30, 1999 $100 was invested in our common stock and in the Nasdaq Stock Market Index, the Nasdaq Computer & Data Processing Index and the Russell 2000 Index, and that all dividends were reinvested. We have not declared or paid any dividends on our common stock. Stockholder returns over the indicated period illustrated below should not be considered indicative of future stockholder returns.




                       [ PERFORMANCE GRAPH APPEARS HERE ]



EXTENDED SYSTEMS INC

                                                              Cumulative Total Return
                                         -----------------------------------------------------------------
                                          6/99        6/00        6/01        6/02       6/03        6/04
EXTENDED SYSTEMS INCORPORATED            100.00     2075.68      149.62       72.43      84.32      108.11
NASDAQ STOCK MARKET (U.S.)               100.00      192.96       68.78       58.41      56.14       76.85
RUSSELL 2000                             100.00      114.32      115.07      105.09     103.37      137.86
NASDAQ COMPUTER & DATA PROCESSING        100.00      146.56       84.94       51.87      52.83       69.63

                              STOCKHOLDER PROPOSALS

STOCKHOLDER PROPOSALS FOR THE 2005 ANNUAL MEETING
-------------------------------------------------

If you intend to submit a proposal for inclusion in proxy materials for the Company's 2005 Annual Meeting, your proposal must be received by our Corporate Secretary no later than June 30, 2005. If you intend to submit a proposal for consideration at the 2005 Annual Meeting that is not eligible for inclusion in the proxy statement and form of proxy relating to that meeting, your proposal must be received by our Corporate Secretary no later than June 30, 2005. .All proposals should be sent to our Corporate Secretary at 5777 North Meeker Avenue, Boise, Idaho 83713.

STOCKHOLDER NOMINATIONS FOR DIRECTOR
------------------------------------

Stockholders wishing to nominate candidates for election to the Board of Directors at an annual meeting must do so in accordance with the Company's bylaws by giving timely notice in writing to the Corporate Secretary as described above. The notice must set forth, as to each person the stockholder proposes to nominate for election as a director: (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class and number of shares of the Company that are beneficially owned by the person, (iv) a description of all arrangements or understandings among the stockholder, the proposed nominee, and any other person or persons (naming that person or persons), pursuant to which the nomination is being made by the stockholder, (v) the person's written consent to being named in the proxy statement, if any, as a nominee and to serving as a director if elected, and (vi) any other information relating to the person that is required to be disclosed in solicitations of proxies for elections of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The notice must also include, as to the stockholder giving the notice: (i) the stockholder's name and address as they appear on the Company's books, (ii) the class and number of shares of the Company that the stockholder beneficially owns, (iii) any material interest of the stockholder in the nomination, and (iv) any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the Exchange Act.

Shareholders wishing to make any director nominations at any special meeting of stockholders held for the purpose of electing directors must do so by delivering timely notice to our Corporate Secretary setting forth the information described above for annual meeting nominations. To be timely, a stockholder's notice regarding the nomination of a candidate for election at a special meeting must be delivered to or mailed and received by our Corporate Secretary at the principal executive offices of the Company not earlier than the 90th day before the special meeting and not later than the 10th day following the day on which public announcement is first made of the date of the special meeting.

The chairman of an annual or special meeting may, if the facts warrant, determine and declare at the meeting that a nomination was not made in accordance with the procedures prescribed by the Company's bylaws, in which case the defective nomination will be disregarded.


                                  OTHER MATTERS

We are not aware of any business to be presented at the 2004 Annual Meeting other than the proposals discussed above. If other proposals are properly brought before the meeting, any proxies returned to us will be voted as the proxy holders see fit.

You can contact us at:

5777 North Meeker Avenue
Boise, Idaho 83713
Attn: Investor Relations
208-322-7575
xtnd@extendsys.com

It is important that your shares be represented at the 2004 Annual Meeting, regardless of the number of shares that you hold. Therefore, we urge you to execute and return, at your earliest convenience, the accompanying proxy card in the envelope provided.

                                                          THE BOARD OF DIRECTORS


Dated: October 28, 2004

                                   APPENDIX A
                        CHARTER OF THE AUDIT COMMITTEE OF
                            THE BOARD OF DIRECTORS OF
                          EXTENDED SYSTEMS INCORPORATED

I. PURPOSE

The Audit Committee ("Committee") shall:

1. Oversee the integrity of the Company's financial statements including accounting and financial reporting processes, system of internal controls and disclosure processes.
2. Oversee the independence, performance and qualifications of the independent auditor.
3.   Assist the Board with compliance with legal and regulatory requirements.
4. Discharge the functions of the Audit committee imposed by all regulatory requirements.

II. ORGANIZATION

The Committee shall consist of three directors, each of whom shall satisfy the applicable independence and requirements NASDAQ Stock Market or of any other pertinent regulatory requirements. The members of the committee shall be appointed by the independent members of the Board and may be removed by the Board at its discretion. All members will have sufficient financial experience and ability to enable them to discharge their responsibilities and at least one member of the Committee must be a financial expert, as that term is defined by the Securities and Exchange Commission.

The Board of Directors shall annually elect committee members. Committee members shall serve until their successors shall be duly elected and qualified. The Committee's chairman shall be designated by the full Board or, if it does not do so, the Committee members shall elect a chairman by vote of a majority of the full Committee. The Committee may form and delegate authority to subcommittees when appropriate. Such subcommittees shall be composed solely of independent directors and have a published subcommittee charter.

III. RESPONSIBILITIES

The Committee shall have the power and authority of the Board to perform the following duties and to fulfill the following responsibilities:

External Financial Reporting
----------------------------

1. Discuss with management and the independent auditor the annual audited financial statements and quarterly financial statements, including matters required to be reviewed under applicable legal, regulatory, or NASDAQ requirements, including but not limited to disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations" and analysis of significant and/or unusual accounting and reporting judgments made in connection with the preparation of the company's financial statements.

2. Discuss with management and the independent auditor, as appropriate, earnings and press releases, including the use of "pro forma" or "adjusted" non-GAAP information, as well as financial information and earnings guidance contained in the press releases and provided to analysts. Such discussions may be done generally and may include discussions of the types of information to be disclosed and the types of presentation to be made and need not take place in advance of each instance in which the Company may provide earnings guidance.

3. Review and approve major changes in the Company's accounting and reporting principles and practices as may be recommended by management or the independent auditor.

4. Review the Company's financial reporting and accounting standards and principles, significant changes in such standards or principles or in their application, and the key accounting decisions affecting the financial statements, including alternatives to, and the rationale for, the decisions made.

5. Review, with the chief financial officer, the controller, or such others as the committee deems appropriate, the Company's internal system of financial and disclosure controls.

6. Prepare and publish an annual Committee report in the Company's proxy statement.

7. Review and discuss with management risk assessment and risk management policies, including review of the Company's major financial risk exposures and steps management has taken to monitor and control such exposures.

Independent Auditors
--------------------

8. Appoint, retain, evaluate and, when appropriate, replace the Company's independent auditors engaged to prepare and/or issue an audit report or perform other audit, review or attest services for the Company. Selection of the independent auditor shall be subject to stockholder ratification. The committee shall have the sole authority and responsibility to select, terminate and determine the compensation of the independent auditor. The committee or an authorized committee member must pre-approve any audit and permitted non-audit service provided to the Company by the Company's independent auditor.

9. Review the scope and extent of the independent auditor's annual audit, including factors identified by the independent auditor in determining the scope of the annual audit and major risk factors. Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.

10. Review and discuss with the independent auditor the report the independent auditor is required to make to the Committee regarding:

     o    All critical accounting policies and practices,
     o All alternative treatments within GAAP for policies and practices related to material items that have been discussed with management including the ramifications of the use of alternative disclosures and treatments and the treatments preferred by the independent auditor,
     o Other material written communications between the independent auditor and management including the management letter and any schedule of unadjusted audit differences,
     o    Material weaknesses in the Company's systems of internal controls, and
     o All material correcting adjustments identified by the independent auditor.

11. Review and discuss with management and the independent auditor:

     o Major issues regarding accounting principles and financial statement presentation, including any significant changes in the Company's selection or application of accounting principles, and major issues relating to the adequacy of the Company's internal controls and any special audit steps adopted in light of material control deficiencies,
     o Any analysis prepared by management or the independent auditor setting forth significant financial reporting issues and judgments make in connection with the preparation of the Company's financial statements, including the analysis of the effects of alternative GAAP methods on the Company's financial statements,
     o Any accounting adjustments that were noted or proposed by the independent auditor but were "passed" as immaterial or otherwise, and
     o Any communication between the audit team and the independent auditor's national office with respect to auditing or accounting issues presented by the engagement.

12. Obtain and review at least annually a written report form the independent auditor delineating the auditing firm's internal quality-control procedures, any material issues raised within the preceding five years by the auditing firm's internal quality-control review, by peer reviews of the firm, or by any governmental or other inquiry or investigation relating to any audit conducted by the firm. The committee will also review steps taken by the auditing firms to address any finding in any of the foregoing reviews. Also to assess auditor independence and the absence of conflicts of interest, the committee will review at least annually all relationships between the independent auditor and the Company.

13. Discuss with management and the independent auditor, as appropriate, any audit problems or difficulties and management response and the Company's risk assessment and risk management policies, including the Company's major financial risk exposure and steps taken by management to monitor and mitigate such exposure.

14. Review and evaluate the lead partner of the independent auditor, taking into account opinions of management. Confirm with the independent auditor that the independent auditor is in compliance with the SEC's requirements concerning the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit.

15. Set policies for hiring employees or former employees of the Company's independent auditor.

Compliance Oversight Responsibilities
-------------------------------------

16. Review and investigate matters pertaining to the integrity of the management including conflicts of interest or adherence to codes of ethics as required in the policies of the Company. In connection with these reviews, the Committee will meet, as deemed appropriate, with outside counsel and other Company officers and employees.

17. Establish procedures for receipt, retention, investigation and treatment of complaints received regarding accounting, internal accounting controls or auditing matters, including procedures for confidential, anonymous submission by employees of concerns regarding questionable accounting, auditing or internal control matters. Conduct investigation of such complaints and concerns submitted to the Committee.

18. Discuss with management and the independent auditor any correspondence from or with regulators or governmental agencies and any published reports that raise material issues regarding the Company's financial statements or accounting policies.

19. Meet periodically with the Company's outside counsel to review regulatory and legal matters that could have a significant impact on the Company's financial statements, compliance policies and programs.

20. Review annually a summary of the directors' and officers' expenses and officers use of corporate assets.

V.    COMMITTEE PROCEDURES

1. The Committee shall review and reassess this Charter annually and recommend any proposed changes to the Board

2. The Committee shall annually review and evaluate the Committee's own performance;

3. The chairman of the Committee will preside at each meeting of the Committee and, in consultation with the other members of the Committee, shall set the length of each meeting and the agenda of items to be addressed at each meeting. The chairman will ensure that the agenda for each meeting is circulated in advance of the meeting.

4. The Committee will meet as often as necessary, but not less than quarterly to carry out its responsibilities. The meetings may be called by the Committee chair, the Chairman of the Board, or the CEO.

5. The Company's Secretary shall act as secretary of the Committee, and will take and distribute minutes of the Committee's proceedings. The Committee shall report Committee activities and minutes to the Board.

6. The Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company, including managers and officers.

7. This standing resolution will remain in effect until it is duly modified or rescinded. This supersedes all prior board or Committee resolutions with respect to this subject matter.

VI. COMMITTEE RESOURCES

The Committee shall have unrestricted access to Company personnel, records, and information needed to execute its responsibilities. The Committee shall have the authority to obtain advice and seek assistance from external legal counsel, internal or external accounting and other advisors. The Committee shall have the sole authority to retain and terminate any third party or consultant used in the performance of its duties. The Committee shall have the sole authority to:

1. Determine the extent of funding necessary for the payment of compensation to any consultant retained to advise the Committee and

2. Set other consultant retention terms. The Company shall provide all funding deemed necessary by the Committee for such consultants and resources.

V. LIMITATION OF COMMITTEE'S ROLE

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditors.

                                   APPENDIX B
                    CHARTER OF THE COMPENSATION COMMITTEE OF
                            THE BOARD OF DIRECTORS OF
                          EXTENDED SYSTEMS INCORPORATED

I. PURPOSE

The Compensation Committee ("Committee") shall:

1. Discharge the responsibilities delegated to it by the Board related to the compensation of the Company's Chief Executive Officer and each of the Company's Executive Officers;
2. Have overall responsibility for preparing, evaluating and recommending to the Board of Directors all compensation plans, policies, and benefit programs of the Company as they affect the Chief Executive Officer ("CEO") and Executive Officers;
3. Make recommendations to the Board of Directors ("Board") for final action and approval by the Board of all compensation of the Company's CEO and each of the Company's Executive Officers;
4.   Administer the Company's stock option and other equity based plans; and
5. Produce an annual report on executive compensation for inclusion in the Company's proxy statement.

II. ORGANIZATION

The Committee shall consist of three or more directors, each of whom shall satisfy the applicable independence requirements of the NASDAQ Stock Market or of any other pertinent regulatory requirements.

The Board shall annually elect committee members. Committee members shall serve until their successors shall be duly elected and qualified. The Committee's chairman shall be designated by the full Board or, if it does not do so, the Committee members shall elect a chairman by vote of a majority of the full Committee. The Committee may form and delegate authority to subcommittees when appropriate. Such subcommittees shall be composed solely of independent directors and have a published subcommittee charter.

III. RESPONSIBILITIES

The Committee shall make recommendations to the Board after performing the following duties and responsibilities as a Committee:

1. The Compensation Committee shall, at least annually, review the annual base salaries and annual incentive opportunities of the CEO and Executive Officers. In addition, the committee shall at least annually, review the performance of the CEO of the Company. The committee will establish the objectives and goals in the CEO's compensations plan, which will be based on the overall goals and objectives of the company as approved by the Company's Board of Directors. The Committee will evaluate the CEO's performance in light of those goals and objectives and recommend to the Board of Directors the Chief Executive Officer's compensation based on this evaluation. In determining the incentive components of CEO compensation, the Committee shall consider the company's performance and relative shareholder return, the value of similar incentive awards to CEOs at comparable companies, the awards given to the CEO in past years, and other factors that the Committee considers relevant.

2. In addition, periodically and as and when appropriate, the Committee shall review the following as they affect the CEO and Executive Officers: a) all incentive awards and opportunities including both cash-based and equity-based awards and opportunities; b) any employment agreements and severance arrangements; c) any change-in-control agreements and change-in-control provisions affecting any elements of compensation and benefits; and d) any special or supplemental compensation and benefits.

3.   The Committee shall also:

     o receive periodic reports on the Company's compensation programs as they affect all employees.

     o establish criteria for the granting of options to the Company's officers and other employees, under stock option plans maintained by the Company, and recommend to the Board the granting of options in accordance with such criteria;

     o monitor the dilution impact of the Company's stock option plans, and establish any necessary guidelines and make appropriate recommendations to the Board to ensure that the plans are administered in the best interests of the stockholders, as well as employees;

     o    review major organizational and staffing matters;

     o periodically monitor the adequacy the Company's defined contribution savings plans;

     o perform any other activities consistent with this Charter, the Company's By-Laws and governing law as the Committee or the Board deem appropriate.

V. COMMITTEE PROCEDURES

1. The Committee shall review and reassess this Charter annually and recommend any proposed changes to the Board

2. The Committee shall annually review and evaluate the Committee's own performance;

3. The chairman of the Committee will preside at each meeting of the Committee and, in consultation with the other members of the Committee, shall set the length of each meeting and the agenda of items to be addressed at each meeting. The chairman will ensure that the agenda for each meeting is circulated in advance of the meeting.

4. The Committee will meet as often as necessary, but not less than quarterly to carry out its responsibilities. The meetings may be called by the Committee chair or the Chairman of the Board.

5. The Company's Secretary shall act as secretary of the Committee, and will take and distribute minutes of the Committee's proceedings. The committee shall report Committee activities and minutes to the Board.

6. The Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company.

7. This charter will remain in effect until it is duly modified or rescinded. This supersedes all prior committee charters with respect to this subject matter.

V. COMMITTEE RESOURCES

The Committee shall have the authority to obtain advice and seek assistance from external legal counsel, internal or external accounting and other advisors. The Committee shall have the sole authority to retain and terminate any consultant used to assist in the evaluation of the compensation of the CEO and other officers of the Company. The Committee shall have the sole authority to:

1. Determine the extent of funding necessary for the payment of compensation to any consultant retained to advise the Committee and
2. Set other consultant retention terms. The Company shall provide all funding deemed necessary by the Committee for such consultants and resources.

                                   APPENDIX C
                     CHARTER OF THE NOMINATING COMMITTEE OF
                            THE BOARD OF DIRECTORS OF
                          EXTENDED SYSTEMS INCORPORATED

PURPOSE. The Board established this Committee to assist the Board in identifying qualified individuals for Board membership, to recommend the composition of the Board and its committees, to monitor a process to assess board effectiveness, and to develop and implement the company's corporate governance guidelines.

COMMITTEE MEMBERSHIP. The Committee shall consist of all independent members of the Board of Directors. All members of the Committee shall meet the independence requirements of the Nasdaq Stock Market Exchange.

COMMITTEE AUTHORITY AND RESPONSIBILITIES. The Committee shall:

1. Identify and recommend for election individuals who meet the criteria the Board has established for board membership. The Committee shall also recommend nominees to be presented for election at the Corporation's annual meeting of shareholders;

2.   Review director compensation and benefits on an annual basis;

3. Review the Board's committee structure and recommend for Board approval the composition of each Board committee;

4. Recommend to the Board the response to any shareholder proposal received by the Corporation;

5. Develop and recommend to the Board for its approval a set of corporate governance guidelines. The Committee shall review the guidelines on an annual basis, or more frequently, if appropriate, and recommend changes as necessary; and

6. Develop and recommend to the Board for its approval an annual self-evaluation process of the Board and its committees. The Committee shall oversee the annual self-evaluations and report the findings of such evaluations to the Committee of Outside Directors.


COMMITTEE PROCEDURE. The Committee shall:
-------------------

1. Review and reassess this Charter annually and recommend any proposed changes to the Board.

2. Meet at least twice annually but will meet as often as necessary to carry out its responsibilities. The meetings may be called by the Committee chair, the chairman of the Board, or the CEO.

3.   Form and delegate authority to subcommittees if so desired.

4.   Keep minutes and shall report Committee activities to the Board.

5.   Review its own performance annually.

6. Have the authority to retain and terminate any search firm engaged to assist in identifying director candidates and shall have sole authority to approve the firm's fees and the other terms and conditions of the firm's retention.

7. Have the authority to obtain advice and assistance from internal or external legal, governance, or other advisors as it deems appropriate.


This charter will remain in effect until it is duly modified or rescinded. This supersedes all prior board or committee resolutions with respect to this subject matter.

                                      PROXY

                          EXTENDED SYSTEMS INCORPORATED

     PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 9, 2004

 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF EXTENDED SYSTEMS
                                  INCORPORATED

The undersigned hereby appoints Charles W. Jepson and Valerie A. Heusinkveld, and each of them, proxies and attorneys-in-fact with full power of substitution, and authorizes them to represent and vote, as indicated on the reverse side, all shares of Extended Systems Incorporated stock that the undersigned will be entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of Extended Systems Incorporated to be held on December 9, 2004, and any adjourned or postponed sessions thereof, with all powers the undersigned would possess if personally present.

Attendance of the undersigned at the meeting or at any adjourned or postponed sessions thereof will not be deemed to revoke this proxy unless the undersigned affirmatively indicates at the meeting the intention to vote the shares represented by this proxy in person. If the undersigned is not the registered direct holder of the shares, the undersigned must obtain appropriate documentation from the registered holder in order to be able to vote the shares in person. If the undersigned holds any of the shares in fiduciary, custodial or joint capacity or capacities, this proxy is signed by the undersigned in every such capacity as well as individually.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN, THE SHARES WILL BE VOTED "FOR" PROPOSALS 1, 2, 3, 4 AND 5. THE PROXIES MAY VOTE IN THEIR DISCRETION AS TO OTHER MATTERS THAT MAY COME BEFORE THE MEETING.


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

 SEE REVERSE                                                       SEE REVERSE
    SIDE                                                              SIDE



                                   DETACH HERE

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

A VOTE FOR PROPOSALS 1, 2, 3, 4, and 5 ARE RECOMMENDED BY THE BOARD OF
DIRECTORS.

VOTE ON DIRECTORS

1. Proposal to elect the following Class II Director to serve for a two-year term expiring in 2006: NOMINEE: Klaus-Dieter Laidig

                                               FOR  AGAINST  ABSTAIN
                                               / /    / /      / /

2. Proposal to elect the following Class III Directors to serve for a three-year term expiring in 2007: NOMINEES:

      (2a) Archie Clemins                     FOR  AGAINST  ABSTAIN
                                              / /    / /      / /

      (2b) Raymond A. Smelek                  FOR  AGAINST  ABSTAIN
                                              / /    / /      / /


VOTE ON PROPOSALS

3.   Proposal to approve an amendment to the Extended      FOR  AGAINST  ABSTAIN
     Systems Incorporated 1998 Stock Plan to increase      / /    / /      / /
     the number of shares of common stock reserved for issuance thereunder by 500,000.

4.   Proposal to approve an amendment to the Extended      FOR  AGAINST  ABSTAIN
     Systems 1998 Director Option Plan to increase the     / /    / /      / /
     number of shares of common stock reserved for issuance thereunder by 200,000.

5.   Proposal to approve an amendment to the Extended      FOR  AGAINST  ABSTAIN
     Systems Incorporated 2001 Approved Share Option       / /    / /      / /
     Scheme to increase the number of shares of common stock reserved for issuance thereunder by 25,000.


Please sign this proxy exactly as your name appears on Extended Systems' books. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and, where more than one name appears, a majority must sign. A corporation's proxy should be signed by an authorized officer, who should state his or her title.

Signature:                   Date:      Signature:                   Date:
          ------------------      -----           ------------------      -----